UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

JUPITER Acquisition CorpORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2023

Jupiter Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39505	85-1508739
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11450 SE Dixie Hwy, Suite 105
Hobe Sound, FL	33455
(Address of principal executive offices)	(Zip Code)

(212) 207-8884
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	JAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JAQC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

First Amendment to Business Combination Agreement

As previously disclosed, on July 18, 2023, Jupiter Acquisition Corporation, a Delaware corporation (“Jupiter”), 1427702 B.C. Ltd., a corporation organized under the laws of British Columbia (“TopCo”), Filament Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of TopCo (“Merger Sub”), and Filament Health Corp., a corporation organized under the laws of British Columbia (“Filament”), entered into a business combination agreement (the “Original Business Combination Agreement”), which provides for a proposed business combination through a series of related transactions (collectively, the “Proposed Business Combination”).

On December 5, 2023, Jupiter, TopCo, Merger Sub and Filament entered into the First Amendment to Business Combination Agreement (the “First Amendment”) to provide for certain convertible notes to be issued by Filament pursuant to its announced Securities Purchase Agreement with Helena Global Investment Opportunities 1 Ltd., an affiliate of Helena Partners Inc. Except as expressly amended by the First Amendment, the terms of the Original Business Combination Agreement remain in full force and effect.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Adjournment of Business Combination Special Meeting

On December 12, 2023, Jupiter reconvened and then adjourned, without conducting any business, the special meeting of stockholders of Jupiter (the “Business Combination Special Meeting”) scheduled to reconvene on Tuesday, December 12, 2023, at 12:00 p.m. Eastern Time, until Monday, December 18, 2023, at 12:00 p.m. Eastern Time, to be held as a completely virtual meeting conducted via live webcast, which will be available at https://www.cstproxy.com/jupiteracquisitioncorp/sm2023. At the Business Combination Special Meeting, once further reconvened, stockholders of Jupiter will be asked to vote on the proposals described in the definitive proxy statement/prospectus filed by Jupiter with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2023 (as further amended or supplemented, the “definitive proxy statement/prospectus”), relating to the Proposed Business Combination.

If you properly submitted public shares for redemption in connection with the Business Combination Special Meeting, such shares will be redeemed if Jupiter implements the proposed extension of time to complete an initial business combination in connection with the separate special meeting of stockholders of Jupiter (the “Extension Special Meeting”) scheduled to be held on Thursday, December 14, 2023 at 12:00 p.m. Eastern Time. If you do not wish to have such public shares redeemed or wish to redeem in connection with the Business Combination Special Meeting but not the Extension Special Meeting, you must contact Jupiter’s transfer agent prior to the Extension Special Meeting. Information about the procedures for redemption or withdrawing redemptions is included in the definitive proxy statement/prospectus, which is available without charge on the SEC’s website at https://www.sec.gov.

In connection with the adjournment of the Business Combination Special Meeting, Jupiter is extending the deadline for public stockholders to exercise their redemption rights in connection with the Business Combination Special Meeting, or to withdraw any previously delivered demand for redemption in connection with the Business Combination Special Meeting received after the Extension Special Meeting, to 5:00 p.m. Eastern Time on Thursday, December 14, 2023 (two business days before the current date of the Business Combination Special Meeting).

Important Information About the Proposed Business Combination and Where to Find It

This Current Report on Form 8-K (this “Current Report”) relates to the Proposed Business Combination between Jupiter and Filament and may be deemed to be solicitation material in respect of the Proposed Business Combination. The Proposed Business Combination will be submitted to Jupiter’s stockholders for their consideration and approval. TopCo has filed a registration statement on Form F-4 (File No. 333-273972) and amendments and supplements thereto (the “Registration Statement”) with the SEC, which contains a preliminary proxy statement/prospectus that constitutes (i) a preliminary proxy statement in connection with Jupiter’s solicitation of proxies for the vote by Jupiter’s stockholders to approve the Proposed Business Combination and other matters as described in the Registration Statement and (ii) a preliminary prospectus relating to the offer of TopCo securities to be issued in the Proposed Business Combination. The Registration Statement was declared effective by the SEC on November 13, 2023, and TopCo and Jupiter filed the definitive proxy statement/prospectus with the SEC on that same date. Jupiter and TopCo also intend to file other relevant documents with the SEC and, in the case of Filament and TopCo, with the applicable Canadian securities regulatory authorities, regarding the Proposed Business Combination. On November 13, 2023, after the Registration Statement was declared effective, Jupiter commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to its stockholders as of the record date established for voting on the Proposed Business Combination. The Proposed Business Combination will also be submitted to the securityholders of Filament for their consideration and approval. JUPITER’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH JUPITER’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE PROPOSED BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT JUPITER, FILAMENT, TOPCO AND THE PROPOSED BUSINESS COMBINATION.

Jupiter’s stockholders and other interested parties may also obtain a copy of the Registration Statement, the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, and any amendments or supplements thereto, as well as other documents filed with the SEC regarding the Proposed Business Combination and other documents filed with the SEC by Jupiter, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to: Jupiter Acquisition Corporation, 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455. As the Registration Statement contains certain information about Filament, the Registration Statement has also been made available under Filament’s profile on SEDAR at www.sedar.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “could,” “continue,” “may,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would.” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current beliefs and expectations of Filament’s, TopCo’s and Jupiter’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although Filament, TopCo and Jupiter believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, none of Filament, TopCo or Jupiter can assure you that any of them will achieve or realize these plans, intentions, or expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Filament, TopCo and Jupiter. These forward-looking statements are subject to a number of risks and uncertainties, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Proposed Business Combination; (ii) the failure of either Jupiter or Filament prior to the Proposed Business Combination, or TopCo after the Proposed Business Combination, to execute their business strategy; (iii) the outcome of any legal proceedings that may be instituted against Filament, TopCo or Jupiter or others following the announcement of the Proposed Business Combination; (iv) the inability to complete the Proposed Business Combination due to the failure to obtain any necessary interim order or other required court orders in respect of Filament’s statutory plan of arrangement under the Business Corporations Act (British Columbia) with respect to the Proposed Business Combination or the failure to obtain the approval of Filament’s shareholders or Jupiter’s stockholders or to satisfy other conditions to closing; (v) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Business Combination; (vi) the ability to meet stock exchange listing standards prior to and following the consummation of the Proposed Business Combination; (vii) the risk that the Proposed Business Combination disrupts current plans and operations of Filament as a result of the announcement and consummation of the Proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition and the ability of TopCo to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (ix) costs related to the Proposed Business Combination; (x) failure to comply with and stay abreast of changes in laws or regulations applicable to Filament’s business, including health and safety regulations and policies; (xi) Filament’s estimates of expenses and profitability and underlying assumptions with respect to redemptions by Jupiter’s stockholders and purchase price and other adjustments; (xii) any downturn or volatility in economic or business conditions; (xiii) the effects of COVID-19 or other epidemics or pandemics; (xiv) changes in the competitive environment affecting Filament or its customers, including Filament’s inability to introduce, or obtain regulatory approval for, new products; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the impact of pricing pressure and erosion; (xvii) failures or delays in Filament’s supply chain; (xviii) Filament’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Filament; (xix) the possibility that Filament, TopCo or Jupiter may be adversely affected by other economic, business and/or competitive factors; (xx) the failure of Filament or TopCo to respond to fluctuations in foreign currency exchange rates; and (xxi) Filament’s estimates of its financial performance; and those factors discussed in documents of Jupiter or TopCo filed, or to be filed, with the SEC. If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Filament, TopCo or Jupiter presently knows or that Filament, TopCo and Jupiter currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Filament’s, TopCo’s and Jupiter’s expectations, plans, or forecasts of future events and views as of the date of this Current Report. Filament, TopCo and Jupiter anticipate that subsequent events and developments will cause Filament’s, TopCo’s and Jupiter’s assessments to change. However, while Filament, TopCo and Jupiter may elect to update these forward-looking statements at some point in the future, Filament, TopCo and Jupiter specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Filament’s, TopCo’s or Jupiter’s assessments as of any date after the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from the Securities Act. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. This Current Report is not, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

Participants in Solicitation

Jupiter, Filament, TopCo, and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Jupiter’s stockholders in connection with the Proposed Business Combination. Information regarding Jupiter’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 10, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Jupiter’s stockholders in connection with the Proposed Business Combination is set forth in the Registration Statement, and the preliminary proxy statement/prospectus included therein, and the definitive proxy statement/prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the Registration Statement, and the preliminary proxy statement/prospectus included therein, and is included in the definitive proxy statement/prospectus. Jupiter’s stockholders, potential investors, and other interested persons should carefully read the Registration Statement, the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, and any amendments or supplements thereto, and related documents filed with the SEC, before making any voting or investment decisions. These documents, once available, can be obtained free of charge from the sources indicated above.

No Assurances

There can be no assurance that the Proposed Business Combination will be completed, nor can there be any assurance, if the Proposed Business Combination is completed, that the potential benefits of the Proposed Business Combination will be realized.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	First Amendment to Business Combination Agreement, dated December 5, 2023, by and among Jupiter Acquisition Corporation, 1427702 B.C. Ltd., Filament Merger Sub LLC and Filament Health Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jupiter Acquisition Corporation

By:	/s/ James N. Hauslein
	Name:	James N. Hauslein
	Title:	Chief Executive Officer

Date: December 12, 2023

Exhibit 2.1

FIRST AMENDMENT TO BUSINESS COMBINATION AGREEMENT

This First Amendment to Business Combination Agreement (this “Amendment”) is made effective as of December 5, 2023, by and among Jupiter Acquisition Corporation, a Delaware corporation (“SPAC”), 1427702 B.C. Ltd., a British Columbia corporation (“TopCo”), Filament Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of TopCo (“Merger Sub”), and Filament Health Corp., a corporation organized under the Laws of British Columbia, Canada (the “Company” and, together with SPAC, TopCo and Merger Sub, the “Parties”), in accordance with Section 11.11 of that certain Business Combination Agreement, dated as of July 18, 2023, by and among SPAC, TopCo, Merger Sub and the Company (as amended to date, the “Business Combination Agreement”).

WHEREAS, the Parties desire to amend the Business Combination Agreement in certain respects; and

WHEREAS, all capitalized terms used and not otherwise defined herein and defined in the Business Combination Agreement shall have the respective meanings attributed thereto in the Business Combination Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and in the Business Combination Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Business Combination Agreement as follows:

1. The seventh Recital of the Business Combination Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, immediately prior to the Arrangement Effective Time, the Company Convertible Debentures will convert into Company Shares in accordance with their terms, as amended, and pursuant to the Plan of Arrangement, commencing at the Arrangement Effective Time: (a) the notice of articles and articles of TopCo will be amended and restated, in the form to be mutually agreed to among the Company, TopCo and SPAC prior to Closing (the “Amended and Restated TopCo Articles”), to create the TopCo Class B Earnout Shares and the TopCo Class C Earnout Shares, (b) the Company and AmalCo Sub will amalgamate to form a new British Columbia corporation (“AmalCo,” and such transaction the “Amalgamation”), (c) the Company Shareholders will exchange all of the issued and outstanding Company Shares for newly issued TopCo Common Shares, TopCo Class B Earnout Shares and TopCo Class C Earnout Shares, (d) TopCo will exchange its single common share of AmalCo Sub for a single common share of AmalCo, (e) holders of Company Warrants, Company RSUs, Company Options, Helena Notes and Helena Warrants will receive, as applicable, Rollover Warrants, Adjusted RSUs, Rollover Options, Rollover Helena Notes or Rollover Helena Warrants, in each case entitling the holders thereof upon exercise or settlement of such Rollover Warrants, Adjusted RSUs, Rollover Options, Rollover Helena Notes and Rollover Helena Warrants to receive TopCo Common Shares; (f) TopCo will repurchase for cancellation the single common share issued to the incorporator of TopCo on incorporation; and (g) after giving effect to the Amalgamation, AmalCo will become a direct, wholly-owned Subsidiary of TopCo;”

2. Section 1.1 of the Business Combination Agreement is hereby amended by adding the following defined terms:

“Helena Financing” means the proposed non-brokered convertible note financing of the Company to be completed pursuant to the Securities Purchase Agreement made as of December 5, 2023 between the Company and Helena Global Investment Opportunities 1 Ltd., an affiliate of Helena Partners Inc., providing for the issuance of senior secured convertible promissory notes and common share purchase warrants of the Company for aggregate gross proceeds of up to USD$14,400,000.”

“Helena Note” means each senior secured convertible promissory note issued pursuant to the Helena Financing that is outstanding immediately prior to the Arrangement Effective Time.”

“Helena Warrant” means each common share purchase warrant of the Company issued pursuant to the Helena Financing that is outstanding immediately prior to the Arrangement Effective Time.”

“Rollover Helena Note” means each senior secured convertible promissory note convertible into TopCo Common Shares exchanged for each outstanding Helena Note at the Arrangement Effective Time pursuant to the Arrangement.”

“Rollover Helena Warrant” means each warrant exercisable into TopCo Common Shares exchanged for each outstanding Helena Warrant at the Arrangement Effective Time pursuant to the Arrangement.”

3. Section 1.1 of the Business Combination agreement is hereby amended by deleting the definition of “Company Warrants” and replacing it with the following:

“ “Company Warrants” means the Company Certificated Warrants and the Company Finders Warrants, and for greater clarity does not include the Helena Warrants.”

4. Section 2.2(i) of the Business Combination Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Treatment of Company Convertible Debentures. Immediately prior to the Arrangement Effective Time and upon the terms and subject to the conditions set forth in the Company Convertible Debentures, as amended, the Company shall take all lawful actions necessary (including obtaining any resolutions of the Company Board and amending the terms of the Company Convertible Debentures) so that, immediately prior to the Arrangement Effective Time, pursuant to the terms of the Company Convertible Debentures, as amended, and without any action on the part of SPAC, TopCo, Merger Sub, the Company or the holders of the securities described in this Section 2.2(i), the Company Convertible Debentures outstanding immediately prior to the Arrangement Effective Time shall be converted into that number of Company Shares as set forth in the Allocation Schedule.”

5. Section 2.2(j) of the Business Combination Agreement is hereby deleted in its entirety and replaced with the following:

“(j) Amalgamation. In accordance with and subject to the provisions of the Plan of Arrangement, by virtue of the Arrangement and without any action on the part of SPAC, TopCo, or Merger Sub:

(i) Each Dissent Share, if any, issued and outstanding immediately prior to the Arrangement Effective Time shall be, and shall be deemed to be, transferred to the Company for cancellation, and the holder of such transferred Dissent Share will cease to be the holder of such Dissent Share or to have any rights as a holder in respect of such Dissent Share other than the right to be paid the fair value of such Dissent Share determined and payable in accordance with the Plan of Arrangement.

(ii) Pursuant to the Amalgamation, each Company Share issued and outstanding immediately prior to the Arrangement Effective Time (other than any Dissent Shares, if any) shall be transferred, and shall be deemed to be transferred, to TopCo in exchange for the issuance by TopCo of TopCo Common Shares and Company Earnout Shares, in accordance with the Allocation Schedule and the Plan of Arrangement. Upon completion of the Amalgamation, AmalCo will be a direct, wholly-owned Subsidiary of TopCo.”

6. The Business Combination Agreement is hereby amended by adding Section 2.2(m.1) as follows:

“(m.1) Treatment of Helena Notes. By virtue of the Amalgamation, each Helena Note outstanding immediately prior to the Arrangement Effective Time shall be exchanged for a Rollover Helena Note. Accordingly, from and after the consummation of the Amalgamation: (i) each Rollover Helena Note may be convertible only into TopCo Common Shares; (ii) the number of TopCo Common Shares subject to each Rollover Helena Note shall be equal to the number of Company Shares subject to each Helena Note; (iii) the conversion price for the TopCo Common Shares issuable upon conversion of each Rollover Helena Note shall be equal to the conversion price for Company Shares issuable upon conversion of each Helena Note; and (iv) any restriction on any Helena Note shall continue in full force and effect under the Rollover Helena Note, and the terms and other provisions of such Helena Note shall otherwise remain unchanged, except for terms rendered inoperative by reason of the Transactions or for such other immaterial administrative or ministerial changes as the TopCo Board (or the compensation committee of the TopCo Board) may determine in good faith are necessary to effectuate the administration of the Rollover Helena Notes.”

7. The Business Combination Agreement is hereby amended by adding Section 2.2(m.2) as follows:

“(m.2) Treatment of Helena Warrants. By virtue of the Amalgamation, each Helena Warrant outstanding immediately prior to the Arrangement Effective Time shall be exchanged for a Rollover Helena Warrant. Accordingly, from and after the consummation of the Amalgamation: (i) each Rollover Helena Warrant may be exercisable only into TopCo Common Shares; (ii) the number of TopCo Common Shares subject to each Rollover Helena Warrant shall be equal to the number of Company Shares subject to each Helena Warrant; (iii) the exercise price for the TopCo Common Shares issuable upon exercise of each Rollover Helena Warrant shall be equal to the exercise price for Company Shares issuable upon exercise of each Helena Warrant; and (iv) any restriction on any Helena Warrant shall continue in full force and effect under the Rollover Helena Warrant, and the terms and other provisions of such Helena Warrant shall otherwise remain unchanged, except for terms rendered inoperative by reason of the Transactions or for such other immaterial administrative or ministerial changes as the TopCo Board (or the compensation committee of the TopCo Board) may determine in good faith are necessary to effectuate the administration of the Rollover Helena Warrants.”

8. Section 2.2(n) of the Business Combination Agreement is hereby deleted in its entirety and replaced with the following:

“Reservation for Rollover Warrants, Adjusted RSUs, Rollover Options, Rollover Helena Notes and Rollover Helena Warrants. TopCo shall take all corporate action necessary to reserve for future issuance, and shall maintain such reservation for so long as any of the Rollover Warrants, Adjusted RSUs, Rollover Options, Rollover Helena Notes and Rollover Helena Warrants remain outstanding, a sufficient number of TopCo Common Shares for delivery upon the settlement of such Adjusted RSUs, conversion of the Rollover Helena Notes, and exercise of such Rollover Warrants, Rollover Options and Rollover Helena Warrants.”

9. Section 2.4(a)(iii) of the Business Combination Agreement is hereby deleted in its entirety and replaced with the following:

“(iii)  (A) the number of TopCo Common Shares that will be subject to each Rollover Warrant, Adjusted RSU and Rollover Option, which shall be determined in accordance with Section 2.2(k), Section 2.2(l), and Section 2.2(m), as applicable, (B) with respect to each Rollover Warrant and Rollover Option, the exercise price thereof, which shall be determined in accordance with Section 2.2(k) and Section 2.2(m), as applicable, (C) the number of TopCo Common Shares that will be subject to each Rollover Helena Note and Rollover Helena Warrant, which shall be equal to the number of TopCo Common Shares issuable upon conversion of each Helena Note and the exercise of each Helena Warrant, respectively, and (D) with respect to each Rollover Helena Note and Rollover Helena Warrant, the exercise price thereof, which shall be equal to the conversion price of each Helena Note and the exercise price of each Helena Warrant, respectively;”

10. Section 2.4(a)(iv) of the Business Combination Agreement is hereby deleted in its entirety and replaced with the following:

“(iv) the number of TopCo Common Shares issuable to each holder of Company Shares, determined by multiplying the number of Company Shares held by such Company Shareholder immediately prior to the Arrangement Effective Time by the Exchange Ratio;”

11. The Form of Plan of Arrangement attached as Exhibit D to the Business Combination Agreement is hereby deleted in its entirety and replaced with the Form of Plan of Arrangement attached hereto as Schedule “A”.

12. All other terms and conditions of the Business Combination Agreement remain unchanged and in full force and effect.

13. This Amendment Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

14. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to Contracts executed in and to be performed in that State, except to the extent mandatorily governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, including the provisions relating to the Arrangement and the Plan of Arrangement, as amended.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first above written.

SPAC:	JUPITER ACQUISITION CORPORATION

	By:	/s/ James N. Hauslein
	Name:	James N. Hauslein
	Title:	Chairman & Chief Executive Officer

COMPANY:	FILAMENT HEALTH CORP.

	By:	/s/ Benjamin Lightburn
	Name:	Benjamin Lightburn
	Title:	Chief Executive Officer

TOPCO:	1427702 B.C. LTD.

	By:	/s/ Ryan Wilson
	Name:	Ryan Wilson
	Title:	Director

MERGER SUB:	FILAMENT MERGER SUB LLC

	By:	/s/ Ryan Wilson
	Name:	Ryan Wilson
	Title:	President, Secretary and Treasurer

SCHEDULE “A”
FORM OF PLAN OF ARRANGEMENT

(See attached)

PLAN OF ARRANGEMENT
UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Article 1
INTERPRETATION

Section 1.1 In this Plan of Arrangement, any capitalized term used herein and not defined in this Section 1.1 will have the meaning ascribed thereto in the Business Combination Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement will have the meanings hereinafter set out:

“Adjusted RSU” has the meaning ascribed thereto in Section 3.1(c)(xii) of this Plan of Arrangement;

“Allocation Schedule” means the allocation schedule to be delivered no later than five (5) Business Days prior to the Effective Date by the Company to SPAC (and to be delivered by SPAC to the Exchange Agent thereafter) in accordance with Section 2.4 of the Business Combination Agreement;

“AmalCo Sub Shares” means the common shares of AmalCo Sub;

“AmalCo Sub” means an entity to be incorporated under the BCBCA prior to the Effective Time, as contemplated in the Business Combination Agreement;

“Amalgamation” has the meaning given to that term in Section 3.1(c);

“Arrangement” means the arrangement under Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of the Business Combination Agreement or this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of SPAC and the Company, such consent not to be unreasonably withheld, conditioned or delayed;

“Arrangement Dissent Rights” has the meaning ascribed thereto in Section 4.1 of this Plan of Arrangement;

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“Business Combination Agreement” means the business combination agreement made as of July 18, 2023 by and among the Company, TopCo, SPAC and Merger Sub, including all schedules annexed thereto, as amended by the First Amendment to the Business Combination Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York and Vancouver, British Columbia are open for the general transaction of business;

“Class B Non-Voting Common Shares” shall have the meaning ascribed to such term in the TopCo A&R Articles;

“Class C Non-Voting Common Shares” shall have the meaning ascribed to such term in the TopCo A&R Articles;

“Code” means the U.S. Internal Revenue Code of 1986, as amended;

“Company” means Filament Health Corp., a company existing under the laws of the Province of British Columbia;

“Company Arrangement Resolution” means the special resolution of the Company Shareholders and/or Securityholders (excluding holders of Company RSUs and, for greater certainty, the Company Noteholders), as applicable, approving the Plan of Arrangement which is to be considered at the Company Shareholders Meeting, substantially in the form of Exhibit C to the Business Combination Agreement;

“Company Board” means the board of directors of the Company;

“Company Finders Warrant” means a warrant, representing the right to acquire Company Shares that is outstanding and unexercised;

“Company Certificated Warrant” means a warrant, representing the right to acquire Company Shares issued pursuant to warrant certificates, that is outstanding and unexercised;

“Company Disclosure Schedules” means the disclosure schedules dated the date of the Business Combination Agreement and delivered by the Company to SPAC with the Business Combination Agreement;

“Company Earnout Shares” means the (i) Class B Non-Voting Common Shares, and (ii) Class C Non-Voting Common Shares, issuable in accordance with their terms as set forth in Section 2.7 of the Business Combination Agreement;

“Company Information Circular” means the notice of the Company Shareholders Meeting to be sent to the Company Shareholders, and the accompanying management information circular prepared in connection with the Company Shareholders Meeting, together with any amendments thereto or supplements thereof in accordance with the terms of the Business Combination Agreement;

“Company Noteholders” means, at any time, the holders of Company Notes outstanding at such time and “Company Noteholder” means any one of them;

“Company Notes” means the outstanding secured convertible promissory notes of the Company issued pursuant to the Securities Purchase Agreement and “Company Note” means any one of them;

“Company Omnibus Plan” means the omnibus equity incentive plan of the Company, providing for the grant of various equity-based compensation arrangements, including Company Options and Company RSUs, currently in effect;

“Company Optionholders” means, at any time, the holders of Company Options outstanding at such time and “Company Optionholder” means any one of them;

“Company Options” means, as of any determination time, each option to purchase Company Shares, whether vested or unvested, that is outstanding and unexercised, as granted under the Company Omnibus Plan;

“Company RSUs” means, as of any determination time, each restricted share unit, whether vested or unvested, as granted under the Company Omnibus Plan;

“Company Securities” means, collectively, the Company Shares, the Company Options, the Company Warrants, the Company RSUs and the Company Notes;

“Company Securityholders” means, collectively, the Company Shareholders, the Company Optionholders, the Company Warrantholders, the holders of Company RSUs and the Company Noteholders;

“Company Shares” means the common shares in the capital of the Company;

“Company Shareholders” means, at any time, the holders of Company Shares issued and outstanding at such time and “Company Shareholder” means any one of them;

“Company Shareholders Meeting” means the special meeting of the Company Securityholders (excluding holders of Company RSUs and, for greater certainty, the Company Noteholders), including any adjournment or postponement thereof in accordance with the terms of the Business Combination Agreement, the Interim Order and applicable Law, that is to be convened as provided by the Interim Order and applicable Law to consider, and, if deemed advisable, approve, the Company Arrangement Resolution, and for any other purpose as may be set out in the Company Information Circular and agreed to by SPAC;

“Company Shareholder Transaction Consideration” means the aggregate number of TopCo Common Shares equal to (a) the Equity Value divided by (b) $10.00;

“Company Warrantholder” means a holder of Company Warrants;

“Company Warrants” means the Company Certificated Warrants and the Company Finders Warrants;

“Court” means the Supreme Court of British Columbia sitting in Vancouver, British Columbia, or other applicable court of competent jurisdiction;

“Dissenting Shareholders” means a registered Company Shareholder (other than a Key Company Shareholder) who exercises Arrangement Dissent Rights in respect of the Company Arrangement Resolution in compliance with the dissent procedures set out in this Plan of Arrangement and the Interim Order or the BCBCA, as applicable, and who has not withdrawn or been deemed to have withdrawn such exercise of Arrangement Dissent Rights;

“Effective Date” means the date upon which the Arrangement becomes effective as provided in this Plan of Arrangement;

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as agreed to by SPAC and the Company, each acting reasonably, in writing;

“Equity Value” means $176,000,000;

“Exchange Agent” means such Person appointed by the Company to act as exchange agent in accordance with the Business Combination Agreement, reasonably acceptable to SPAC (such acceptance not to be unreasonably withheld, conditioned or delayed) and the Company, for the purpose of exchanging certificates, if any, representing the Company Shares, and each Company Share held in book-entry form on the securities registry of the Company immediately prior to the Effective Time, in either case, for the portion of the Company Shareholder Transaction Consideration and Company Earnout Shares issuable in respect of such Company Shares in accordance with the Allocation Schedule and on the terms and subject to the conditions set forth in the Business Combination Agreement and this Plan of Arrangement;

“Exchange Consideration” means the number of TopCo Common Shares and Company Earnout Shares allocated to each Company Shareholder pursuant to the Allocation Schedule;

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in a form acceptable to the Company and SPAC, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and SPAC, such consent to not be unreasonably withheld, conditioned or delayed) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended, on appeal, provided that any such amendment is acceptable to both the Company and SPAC, each acting reasonably;

“First Amendment to the Business Combination Agreement” means the First Amendment to the Business Combination Agreement made as of December 5, 2023 by and among the Company, TopCo, SPAC and Merger Sub;

“Governmental Authority” means any federal, state, provincial, municipal, local, international, supranational or foreign government, governmental authority, legislature, regulatory or administrative agency, governmental commission, department, board, bureau, agency, court, arbitral tribunal, securities exchange or similar body or instrumentality thereof;

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority;

“holder”, when used with reference to any securities of the Company, means the holder of such securities shown from time to time in the central securities register maintained by or on behalf of Company in respect of such securities;

“In-The-Money Amount” means, with respect to a Company Option or Rollover Option, the amount, if any, by which the total fair market value of the securities subject to the share option exceeds the total exercise price of the share option;

“Interim Order” means the interim order of the Court contemplated by Section 2.2(a) of the Business Combination Agreement and made pursuant to Section 291 of the BCBCA, in a form acceptable to the Company and SPAC, each acting reasonably, providing for, among other things, the calling and holding of the Company Shareholders Meeting, as the same may be amended by the Court (with the consent of SPAC and the Company, such consent not to be unreasonably withheld, conditioned or delayed) at any time prior to the Final Order or, if appealed, then unless such appeal is withdrawn or denied, as affirmed or as amended on appeal, provided that any such amendment is reasonably acceptable to each of the Company and SPAC;

“Key Company Shareholders” means the persons and entities listed in Section 1.1(b) of the Company Disclosure Schedules;

“Law” means any statute, law, ordinance, rule, regulation, directive or Governmental Order, in each case, of any Governmental Authority, including general principles of common and civil law and equity, in each case having binding effect and the force of law;

“Letter of Transmittal” means the letter of transmittal as mutually agreed to by each of the Exchange Agent, SPAC and the Company (such agreement not to be unreasonably withheld, conditioned or delayed in the case of SPAC or the Company, as applicable) (which, for the avoidance of doubt, shall include a waiver of Arrangement Dissent Rights, a grant of an irrevocable proxy and powers of attorney and an agreement to vote in a manner consistent with the holders of shares of SPAC’s common stock, in each case, by the applicable Company Shareholder);

“Lien” means all liens, mortgages, deeds of trust, pledges, hypothecations, charges, security interests, licenses, covenants, options (including options to purchase and options to lease), agreements for sale, leases, subleases, restrictions, title retention devices (including the interest of a seller or lessor under any conditional sale agreement or capital lease, or any financing lease having substantially the same economic effect as any of the foregoing), collateral assignments, claims or other restrictions or encumbrances of any kind whether consensual, statutory or otherwise, and whether filed, recorded or perfected under applicable Law (including any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset, but in any event excluding restrictions under applicable securities Laws);

“Merger Sub” means Filament Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of TopCo;

“Person” means any individual, firm, corporation, exempted company, partnership, limited liability company, incorporated or unincorporated association, trust, estate, joint venture, joint stock company, Governmental Authority or instrumentality or other entity of any kind;

“Plan of Arrangement” means this plan of arrangement, with such changes as may be mutually agreed to by SPAC and the Company (such agreement not to be unreasonably withheld, conditioned or delayed by either SPAC or the Company, as applicable) or required upon the direction of the Court in the Final Order, with the prior written consent of SPAC and the Company (such consent not to be unreasonably withheld, conditioned or delayed by either SPAC or the Company, as applicable);

“Rollover Note” has the meaning ascribed thereto in Section 3.1(c)(xv) of this Plan of Arrangement;

“Rollover Option” has the meaning ascribed thereto in Section 3.1(c)(xiii) of this Plan of Arrangement;

“Rollover Warrant” has the meaning ascribed thereto in Section 3.1(c)(xiv) of this Plan of Arrangement;

“Securities Purchase Agreement” means the Securities Purchase Agreement made as of December 5, 2023 between the Company, TopCo and an affiliate of Helena Partners Inc., providing for the issuance of the Company Notes pursuant to a non-brokered private placement for aggregate gross proceeds of up to USD$14,400,000;

“Shareholder Support Agreement” means a voting and support agreement pursuant to which each Key Company Shareholder will agree to, among other things, (a) not transfer their Company Securities, (b) support and vote in favor of the Company Arrangement Resolution, and (c) not exercise, and waive, rights in respect of Arrangement Dissent Rights, on the terms and subject to the conditions set forth in the Shareholder Support Agreement;

“SPAC” means Jupiter Acquisition Corporation, a Delaware corporation, and any successor thereof;

“Tax Act” means the Income Tax Act (Canada) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“Taxes” means all federal, provincial, state, local, foreign or other taxes imposed by any Governmental Authority, including all income, gross receipts, license, payroll, employment, excise, escheat, unclaimed property, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, alternative or add-on minimum, or estimated taxes, and including any interest, penalty, or addition thereto.;

“TopCo” means 1427702 B.C. Ltd., a company incorporated under the laws of British Columbia;

“TopCo A&R Articles” means the amended and restated articles of TopCo, as set forth in Schedule A to this Plan of Arrangement; and

“TopCo Common Shares” means the common shares in the capital of TopCo.

Section 1.2 In this Plan of Arrangement, unless otherwise expressly stated or the context otherwise requires:

(a)	Headings, etc. The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Plan of Arrangement.

(b)	Currency. Any references in this Plan or Arrangement to “dollars” or “$” shall be to United States dollars unless otherwise indicated.

(c)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(d)	Certain Phrases, etc. The words: (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation”; (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”; and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Plan of Arrangement.

(e)	Statutes. Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(f)	Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. (Pacific Time) on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. (Pacific Time) on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Plan of Arrangement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

(g)	Time References. References to time herein are to local time in Vancouver, British Columbia.

(h)	Schedules. The following Schedule is attached to this Plan of Arrangement and is incorporated in and forms part hereof:

Schedule A – TopCo A&R Articles

Article 2
BUSINESS COMBINATION AGREEMENT

Section 2.1 This Plan of Arrangement constitutes an arrangement as referred to in Division 5, Part 9 of the BCBCA. If there is any inconsistency or conflict between the provisions of this Plan of Arrangement and the provisions of the Business Combination Agreement, the provisions of this Plan of Arrangement will govern.

Section 2.2 This Plan of Arrangement and the Arrangement will become effective as at the Effective Time and will be binding without any further authorization, act or formality on the part of the Court or any Person, on the Company Securityholders, the Company, TopCo, AmalCo Sub, Merger Sub, and SPAC and the Exchange Agent from and after the Effective Time.

Article 3
ARRANGEMENT

Section 3.1 At the Effective Time, the following transactions will occur and will be deemed to occur sequentially in the order set out below without any further authorization, act or formality required on the part of any Person, except as otherwise expressly provided herein, effective as at five (5) minute intervals commencing at the Effective Time:

(a)	The Notice of Articles and articles of TopCo will be altered to create the following additional classes of shares, such shares, together with the TopCo Common Shares, having the special rights and restrictions set forth in the TopCo A&R Articles attached as Schedule A hereto, and to amend and restate the Articles of the Company as set forth in Schedule A:

(i)	Unlimited number of without par value Class B Non-Voting Common Shares; and

(ii)	Unlimited number of without par value Class C Non-Voting Common Shares;

(b)	Each Company Share held by a Dissenting Shareholder immediately prior to the Effective Time will be deemed to be transferred and assigned by such Dissenting Shareholder to the Company free and clear of all Liens, in accordance with, and for the consideration contemplated in, Article 4, and:

(i)	each such Dissenting Shareholder will cease to have any rights as a registered holder of Company Shares other than the right to receive (A) the consideration contemplated by Article 4, and (B) any dividends and other distributions payable in respect of the Company Shares held by such Dissenting Shareholder as of the Effective Time, to the extent applicable, in each case less any amounts required to be withheld in accordance with Section 6.2, as applicable;

(ii)	each such Dissenting Shareholder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer and assign each Company Share held by such Dissenting Shareholder; and

(iii)	the name of each such Dissenting Shareholder will be removed as the registered holder of Company Shares from the applicable central securities register of the Company maintained by or on behalf of the Company, and at such time, such Dissenting Shareholder will have the rights set out in Section 4.1;

(c)	The Company and AmalCo Sub shall amalgamate to continue as one corporate entity (as so amalgamated, “AmalCo”) with the same effect as if they were amalgamated under section 276 of the BCBCA (the “Amalgamation”), and on the Amalgamation pursuant to this Section 3.1(c), concurrently:

(i)	the name of AmalCo shall be “Filament Holdings Corp.”, as shall be set out in the notice of articles of AmalCo;

(ii)	the shareholder(s) of AmalCo shall have the powers and the liability provided in the BCBCA;

(iii)	all of the property, rights and interests of each of the Company and AmalCo Sub immediately before the Amalgamation shall become property, rights and interests of AmalCo by virtue of the Amalgamation, and the Amalgamation shall not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either of the Company or AmalCo Sub to AmalCo;

(iv)	all of the liabilities of each of the Company and AmalCo Sub immediately before the Amalgamation shall become liabilities of AmalCo by virtue of the Amalgamation and AmalCo shall continue to be liable for the obligations of each of the Company and AmalCo Sub;

(v)	any legal proceedings being prosecuted or pending by or against the Company or AmalCo Sub are unaffected by the Amalgamation and every such legal proceeding may be prosecuted, or their prosecution may be continued, as the case may be, by or against AmalCo;

(vi)	any existing cause of action, claim or liability to prosecution against either the Company or AmalCo Sub shall be unaffected;

(vii)	a conviction against, or a ruling, order or judgment in favour of or against, either the Company or AmalCo Sub may be enforced by or against AmalCo;

(viii)	the initial directors of AmalCo shall be Ryan Wilson with a prescribed address of 2900 – 550 Burrard Street, Vancouver, British Columbia, V6C 0A3 set out in the notice of articles of AmalCo;

(ix)	the notice of articles and articles of AmalCo shall be the notice of articles and articles of AmalCo Sub immediately prior to the Amalgamation other than to reflect Section 3.1(c)(i) and Section 3.1(c)(viii), and the registered and records office of AmalCo shall be the registered and records office of AmalCo Sub immediately prior to the Amalgamation;

(x)	each AmalCo Sub Share held by a holder thereof immediately prior to the Effective Time shall be cancelled and the name of the holder of such AmalCo Sub Share shall be removed from the register of holders of AmalCo Sub Shares, and in exchange therefor, each such holder shall receive, and AmalCo shall issue, for each AmalCo Sub Share, one fully paid and non-assessable AmalCo Share, and each such holder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to exchange such AmalCo Sub Share in accordance herewith;

(xi)	each Company Share held by a Company Shareholder (other than a Dissenting Shareholder) immediately prior to the Effective Time shall be cancelled and the name of the holder of such Company Share shall be removed from the register of holders of Company Shares, and in exchange therefor, each such holder shall receive, and TopCo shall issue, for each Company Share, the Exchange Consideration (which, for greater certainty, consists solely of shares in the capital of TopCo) to which such holder is entitled, and each such holder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to exchange such Company Share in accordance herewith;

(xii)	each Company RSU outstanding immediately prior to the Effective Time (whether vested or unvested) (each an “Adjusted RSU”) will, in accordance with the terms of such RSU, be assumed by TopCo and adjusted into a restricted share unit covering that number of TopCo Common Shares allocated to such Adjusted RSU pursuant to the Allocation Schedule (provided that the vesting and settlement of the Adjusted RSU shall be conditional upon the holder of the Adjusted RSU executing an instrument providing the same covenants, agreements and undertakings in respect of the securities issuable on the vesting of the Adjusted RSU as those contained in the Letter of Transmittal in respect of the issuance of the TopCo Common Shares), and:

(A)	the name of each holder of Company RSUs will be removed as the registered holder of Company RSUs from the applicable central securities register of the Company maintained by or on behalf of the Company and added as a registered holder of restricted share units on the applicable central securities register of TopCo maintained by or on behalf of TopCo; and

(B)	any document previously evidencing Company RSUs will thereafter evidence and be deemed to evidence the Adjusted RSUs and no certificates evidencing the Adjusted RSUs shall be required to be issued;

(xiii)	each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) (each a “Rollover Option”) shall be exchanged for a share option to purchase that number of TopCo Common Shares allocated to such Rollover Option pursuant to the Allocation Schedule and having the exercise price set forth therein, (provided that the exercise of the Rollover Option shall be conditional upon the holder of the Rollover Option executing an instrument providing the same covenants, agreements and undertakings in respect of the securities issuable on the exercise of the Rollover Option as those contained in the Letter of Transmittal in respect of the issuance of the TopCo Common Shares), and:

(A)	each Company Optionholder will cease to have any rights as a holder of Company Options other than the right to receive the consideration contemplated by Section 3.1(c)(xiii);

(B)	the name of each Company Optionholder will be removed as the registered holder of Company Options from the applicable central securities register of the Company maintained by or on behalf of the Company and added as a registered holder of share options on the applicable central securities register of TopCo maintained by or on behalf of TopCo;

(C)	any document previously evidencing Company Options will thereafter evidence and be deemed to evidence the Rollover Options exchanged therefor and no certificates evidencing the Rollover Options shall be required to be issued; and

(D)	it is intended that the provisions of subsection 7(1.4) of the Tax Act apply to the foregoing exchange of Company Options for Rollover Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of a Rollover Option will be adjusted such that the In-The-Money Amount of the Rollover Option immediately after the exchange does not exceed the In-The-Money Amount of the Company Option immediately before the exchange;

(xiv)	each Company Warrant outstanding immediately prior to the Effective Time (whether vested or unvested) (each a “Rollover Warrant”) shall be exchanged for a warrant to purchase that number of TopCo Common Shares allocated to such Rollover Warrant pursuant to the Allocation Schedule and having the exercise price set forth therein, and:

(A)	each Company Warrantholder will cease to have any rights as a holder of Company Warrants other than the right to receive the consideration contemplated by Section 3.1(c)(xiv);

(B)	the name of each Company Warrantholder will be removed as the registered holder of Company Warrants from the applicable central securities register of the Company maintained by or on behalf of the Company and added as a registered holder of warrants on the applicable central securities register of TopCo maintained by or on behalf of TopCo; and

(C)	any document previously evidencing Company Warrants will thereafter evidence and be deemed to evidence the Rollover Warrants exchanged therefor and no certificates evidencing the Rollover Warrants shall be required to be issued;

(xv)	each Company Note outstanding immediately prior to the Effective Time (each a “Rollover Note”) shall be exchanged for a secured convertible promissory note of TopCo convertible into such number of TopCo Common Shares allocated to such Rollover Note pursuant to the Allocation Schedule and having the conversion price set forth therein, and:

(A)	each Company Noteholder will cease to have any rights as a holder of Company Notes other than the right to receive the consideration contemplated by Section 3.1(c)(xv);

(B)	the name of each Company Noteholder will be removed as the registered holder of Company Notes from the applicable central securities register of the Company maintained by or on behalf of the Company and added as a registered holder of secured convertible promissory notes on the applicable central securities register of TopCo maintained by or on behalf of TopCo; and

(C)	any document previously evidencing Company Notes will thereafter evidence and be deemed to evidence the Rollover Notes exchanged therefor and no certificates evidencing the Rollover Notes shall be required to be issued; and

(xvi)	the amount added to the capital of TopCo for the class of TopCo Common Shares shall be the aggregate of the paid-up capital (within the meaning of the Tax Act) of each Company Share held by a Company Shareholder (other than a Dissenting Shareholder) immediately prior to the Effective Time, less a nominal amount, which nominal amount shall be added to the capital of TopCo for the classes of Class B Non-Voting Common Shares and Class C Non-Voting Common Shares.

(d)	The name of TopCo shall be changed from “1427702 B.C. Ltd.” to “Filament Health Corp.”.

(e)	The TopCo Common Share held by the incorporator of TopCo shall be repurchased for nominal consideration and cancelled, and the name of such holder shall be removed from the register of holders of TopCo Common Shares, and such holder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to cancel such TopCo Common Share in accordance herewith.

The transactions provided for in this Section 3.1 will be deemed to occur on the Effective Date and at the times set out above notwithstanding that certain of the procedures related hereto are not completed until after the Effective Date (and provided that none of the foregoing will occur or will be deemed to occur unless all of the foregoing occur and, if they occur, all of the foregoing will be deemed to occur without further act or formality).

Article 4
RIGHTS OF DISSENT

Section 4.1 In connection with the Arrangement and pursuant to the Interim Order, each registered Company Shareholder (other than a Key Company Shareholder) may exercise rights of dissent (the “Arrangement Dissent Rights”) with respect to the Company Shares held by such Company Shareholder in connection with the Arrangement pursuant to and in the manner set under Division 2 of Part 8 of the BCBCA, as modified by the Interim Order, Final Order and this Article 4; provided, however, that written objection to the Company Arrangement Resolution contemplated by subsection 242 of the BCBCA must be received by the Company not later than 4:30 p.m. (Pacific Time) on the Business Day that is two Business Days immediately preceding the date of the Company Shareholders Meeting (as it may be adjourned or postponed from time to time).

Section 4.2 Dissenting Shareholders who duly exercise their Arrangement Dissent Rights and are ultimately entitled to be paid by the Company the fair value for their Company Shares (a) shall be deemed to not have participated in the transactions in Article 3 (other than Section 3.1(b)); (b) shall be deemed to have transferred and assigned such Company Shares held by them in respect of which Arrangement Dissent Rights have been validly exercised to the Company, free and clear of all Liens, in accordance with Section 3.1(b); (c) will be entitled to be paid the fair value of such Company Shares by the Company, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the day before the Company Arrangement Resolution was adopted at the Company Shareholders Meeting; and (d) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such Dissenting Shareholders not exercised their Arrangement Dissent Rights in respect of such Company Shares.

Section 4.3 Dissenting Shareholders who are ultimately not entitled, for any reason, to be paid by the Company the fair value for their Company Shares, shall be deemed to have participated in the Arrangement in respect of those Company Shares on the same basis as a non-Dissenting Shareholder, and shall be entitled to receive their portion of the Exchange Consideration from TopCo in the same manner as such a non-Dissenting Shareholder, provided such Dissenting Shareholders comply with Article 5 of this Plan of Arrangement.

Section 4.4 In no case shall TopCo, the Company, the Exchange Agent or any other Person be required to recognize a Dissenting Shareholder as a holder of Company Shares or any interest therein (other than the rights set out in this Article 4) at or after the Effective Time and the name of each such Dissenting Shareholder shall be removed as the registered holder of such Company Shares from the applicable securities register of the Company maintained by or on behalf of the Company as at the Effective Time, as provided in Section 3.1(b).

Section 4.5 For greater certainty, in addition to any other restrictions in the Interim Order, no Person shall be entitled to exercise Arrangement Dissent Rights with respect to Company Shares in respect of which a Person has voted in person or has instructed a proxyholder to vote in favour of the Company Arrangement Resolution at the Company Shareholders Meeting.

Section 4.6 No Arrangement Dissent Rights shall be available to Company Optionholders, Company Warrantholders, holders of Company RSUs or Company Noteholders in connection with the Arrangement.

Article 5
CERTIFICATES AND PAYMENTS

Section 5.1 Prior to the Effective Time, TopCo will deposit or cause to be deposited with the Exchange Agent, for the benefit of and to be held on behalf of the Company Shareholders entitled to receive the Exchange Consideration in accordance with Section 3.1(c)(xi), evidence of the Exchange Consideration in the book-entry form, provided that no Exchange Consideration will be deemed to be issued or delivered to any Company Shareholder unless and until such Company Shareholder shall have executed and delivered the Letter of Transmittal required by Section 3.1(c)(xi). All TopCo Common Shares and Company Earnout Shares issued as part of the Exchange Consideration pursuant to Section 3.1(c)(xi) shall be deemed to be validly issued and outstanding as fully paid and non-assessable shares for the purposes of the BCBCA.

Section 5.2 Following the deposit with the Exchange Agent of evidence of the Exchange Consideration in accordance with Section 5.1, TopCo will be fully and completely discharged from its obligation to pay the Exchange Consideration to the Company Shareholders pursuant to Section 3.1(c)(xi), and the rights of such holders will be limited to receiving, from the Exchange Agent, the TopCo Common Shares and the Company Earnout Shares to which they are entitled in accordance with this Plan of Arrangement. After the Effective Time and until surrendered for cancellation as contemplated by this Article 5, each certificate that immediately prior to the Effective Time represented one or more Company Shares shall be deemed at all times to represent only the right to receive in exchange therefor the Exchange Consideration in book-entry form, that the holder of such certificate is entitled to receive in accordance with Section 3.1(c)(xi).

Section 5.3 Until such time as a Company Shareholder deposits with the Exchange Agent a duly completed Letter of Transmittal and such documents, certificates and instruments contemplated by the Letter of Transmittal and such other documents and instruments as the Exchange Agent or TopCo reasonably require, that Company Shareholder will not be entitled to the Exchange Consideration, and no Exchange Consideration will be deemed to be issued or delivered to that Company Shareholder and any evidence of the Exchange Consideration to which such Company Shareholder would otherwise be entitled will, in each case, be held by the Exchange Agent as agent on behalf of and for the benefit of such Company Shareholder for issuance and delivery to such Company Shareholder, without interest and net of all applicable withholdings and other taxes, if any, upon delivery of the Letter of Transmittal, and such documents, certificates and instruments contemplated by the Letter of Transmittal, and such other documents, certificates and instruments as the Exchange Agent or TopCo reasonably require, subject to the provisions of this Article 5.

Section 5.4 Upon surrender to the Exchange Agent for cancellation of a certificate (or affidavit of loss in lieu thereof in the form required by TopCo and the Exchange Agent) that immediately prior to the Effective Time represented one or more Company Shares, or in the case of Company Shares held in the book-entry form, a properly completed and duly executed Letter of Transmittal, and such additional documents, certificates and instruments as TopCo, the Company and the Exchange Agent may reasonably require, the holder of such surrendered certificate (or affidavit of loss in lieu thereof), or the deliverer of such Letter of Transmittal, as applicable, will be entitled to receive, and the Exchange Agent will, as promptly as practicable after the Effective Time, deliver to such holder, evidence of the Exchange Consideration, in book entry form, to which such holder is entitled under the Arrangement, and any certificate so surrendered will forthwith be cancelled.

Section 5.5 If any portion of the Exchange Consideration is to be issued to a Person other than the Company Shareholder in whose name the surrendered certificate or the transferred Company Share in book-entry form is registered, it shall be a condition to the issuance of the applicable portion of the Exchange Consideration that (a) either such certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Company Share in book-entry form shall be properly transferred and (b) the Person requesting such consideration pay to the Exchange Agent any transfer Taxes required as a result of such consideration being issued to a Person other than the registered holder of such certificate or Company Share in book-entry form or establish to the satisfaction of the Exchange Agent that such transfer Taxes have been paid or are not payable.

Section 5.6 No interest will be paid or accrued on the Exchange Consideration (or any portion thereof). From and after the Effective Time, until surrendered or transferred, as applicable, in accordance with this Article 5, each Company Share shall solely represent the right to receive a portion of the Exchange Consideration to which such Company Share is entitled to receive in accordance with the Allocation Schedule.

Section 5.7 Any portion of the aggregate Exchange Consideration or the evidence thereof that remains unclaimed by the Company Shareholders six (6) years following the Effective Time shall be delivered to TopCo or as otherwise instructed by TopCo, and any right or claim to payment under the Plan of Arrangement that remains outstanding six (6) years following the Effective Date shall cease to represent a right or claim of any kind or nature, and the right of the Company Shareholders to receive the applicable portion of the aggregate Exchange Consideration in accordance with the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to TopCo, for no consideration.

Section 5.8 In no event will any Person be entitled to a fractional TopCo Common Share or fractional Company Earnout Share. Where the aggregate number of TopCo Common Shares or Company Earnout Shares to be issued to a Person pursuant to the Plan of Arrangement would result in a fraction of a TopCo Common Share or Company Earnout Share being issuable, the number of TopCo Common Shares and Company Earnout Shares to be received by such Person will be rounded down to the nearest whole TopCo Common Share or Company Earnout Share, as the case may be.

Section 5.9 No dividend or other distribution declared or made after the Effective Time with respect to the Exchange Consideration with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Company Shares unless and until the holder of such certificate shall have complied with the provisions of Article 5. Subject to applicable Law and to Section 6.1, at the time of such compliance, there shall, in addition to the delivery of evidence of the portion of the Exchange Consideration to which such holder is entitled under the Arrangement, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Exchange Consideration.

Article 6
EFFECT OF THE ARRANGEMENT; WITHHOLDINGS; TAX TREATMENT

Section 6.1 From and after the Effective Time: (a) this Plan of Arrangement will take precedence and priority over any and all Company Securities issued prior to the Effective Time, (b) the rights and obligations of the Company Securityholders, the Company, SPAC, Merger Sub, TopCo, the Exchange Agent and any transfer agent or other exchange agent therefor in relation thereto, will be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Company Securities will be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.

Section 6.2 Withholding.

(a)	Each of the parties to the Business Combination Agreement, the Exchange Agent and their respective agents (each, a “Withholding Agent”), shall be entitled to deduct and withhold from any amount otherwise payable pursuant to this Plan of Arrangement or the Amalgamation such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, the Tax Act or any provision of provincial, state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority, such withheld amounts shall be treated for all purposes of this Plan of Arrangement as having been paid to the Person in respect of which such deduction and withholding was made. If any Withholding Agent determines that any amount payable pursuant to this Plan of Arrangement is subject to deduction and/or withholding (other than any deduction or withholding required in respect of compensatory amounts), then such Withholding Agent shall use commercially reasonable efforts to (i) provide notice to such Person of any such deduction or withholding as soon as reasonably practicable after such determination, and (ii) cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding).

(b)	Without limiting the foregoing, each Withholding Agent, as applicable, is hereby authorized to sell, on the open market and with customary commercial terms, to a Person that is not SPAC or any of its Affiliates, on behalf of and for the benefit of such Person and in accordance with Section 6.2(c) below, such portion of the Company Shareholder Transaction Consideration as is necessary to provide sufficient funds to the Withholding Agent to enable it to comply with such deduction and withholding requirement and the Withholding Agent shall use commercially reasonable efforts to notify such Person thereof and shall remit the applicable portion of the net proceeds of such sale to the appropriate Governmental Authority and, if applicable, any portion of such net proceeds that it is not required to be so remitted shall be paid to such Person.

(c)	To the extent any Withholding Agent sells any portion of the Exchange Consideration as contemplated under Section 6.2(b) above, (i) the Withholding Agent shall be acting on behalf of and for the benefit of the Person in respect of which the relevant deduction or withholding is made, solely as an agent of such Person, for administrative convenience, (ii) such Person shall be treated as the seller, and prior to the sale, the beneficial owner of such Exchange Consideration for all Tax purposes, including Tax reporting, and (iii) such Person shall be responsible for, and hold the Withholding Agent and each of its respective representatives and Affiliates, harmless from, any Taxes arising as a result of the sale of such Person’s Exchange Consideration. Any costs or expenses incurred by the relevant Withholding Agent in connection with such sale shall be borne by, and deducted from the payment of any net proceeds of such sale to, the applicable Person.

Article 7
AMENDMENTS

Section 7.1 The Company and TopCo may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (a) be set out in writing, (b) be approved by the Company and TopCo, each acting reasonably, (c) be filed with the Court and, if made following the Company Shareholders Meeting, approved by the Court, and (d) be communicated to the Company Securityholders if and as required by the Court.

Section 7.2 Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or TopCo, with the consent of the other, at any time prior to the Company Shareholders Meeting (provided that the Company or TopCo will have consented thereto, as applicable) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Shareholders Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.

Section 7.3 Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Shareholders Meeting will be effective only if (a) it is consented to in writing by each of the Company and TopCo (in each case, acting reasonably) and (b) if required by the Court, it is consented to by some or all of the Company Shareholders voting in the manner directed by the Court.

Section 7.4 Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date by TopCo, provided that it concerns a matter which, in the reasonable opinion of TopCo, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement.

Article 8
FURTHER ASSURANCES

Section 8.1 Notwithstanding that the transactions and events set out herein will occur and will be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Business Combination Agreement will make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

SCHEDULE A

TopCo A&R Articles

(See attached)

Incorporation Number	BC1427702
Translation of Name (if any)

PROVINCE OF BRITISH COLUMBIA

BUSINESS CORPORATIONS ACT

AMENDED AND RESTATED ARTICLES

OF

1427702 B.C. LTD.

Fasken Martineau DuMoulin LLP
Barristers & Solicitors
Canada

PROVINCE OF BRITISH COLUMBIA

BUSINESS CORPORATIONS ACT

AMENDED AND RESTATED ARTICLES
of
1427702 B.C. Ltd.
(the “Company”)

Incorporation Number BC1427702

Translation of Name (if any)

Part 1
INTERPRETATION

1.1  Definitions. Without limiting Article 1.2, in these articles, unless the context requires otherwise:

“adjourned meeting” means the meeting to which a meeting is adjourned under Article 11.8 or 11.12;

“board”, “board of directors” and “directors” mean the directors or sole director of the Company for the time being and include a committee or other delegate, direct or indirect, of the directors or director;

“Business Corporations Act” means the Business Corporations Act, S.B.C. 2002, c.57 as amended, restated or replaced from time to time, and includes its regulations;

“Interpretation Act” means the Interpretation Act, R.S.B.C. 1996, c. 238;

“legal personal representative” means the personal or other legal representative of the shareholder; and

“seal” means the seal of the Company, if any.

1.2  Business Corporations Act Definitions Apply. The definitions in the Business Corporations Act apply to these articles.

1.3  Interpretation Act Applies. The Interpretation Act applies to the interpretation of these articles as if these articles were an enactment.

1.4  Conflict in Definitions. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these articles.

1.5  Conflict Between Articles and Legislation. If there is a conflict between these articles and the Business Corporations Act, the Business Corporations Act will prevail.

Part 2
SHARES AND SHARE CERTIFICATES

2.1  Authorized Share Structure. The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2  Form of Share Certificate. Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

FASKEN MARTINEAU DUMOULIN LLP

2.3  Right to Share Certificate or Acknowledgement. Each shareholder is entitled, without charge, to:

(a)	one certificate representing the share or shares of each class or series of shares registered in the shareholder’s name; or

(b)	a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate,

provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or acknowledgment for a share to one of several joint shareholders or to one of the shareholder’s duly authorized agents will be sufficient delivery to all. The Company may refuse to register more than three persons as joint holders of a share.

2.4  Sending of Share Certificate. Any share certificate or non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate to which a shareholder is entitled may be sent to the shareholder by mail at the shareholder’s registered address, and neither the Company nor any agent is liable for any loss to the shareholder because the share certificate or acknowledgment sent is lost in the mail or stolen.

2.5  Replacement of Worn Out or Defaced Certificate. If the board of directors, or any officer or agent designated by the directors, is satisfied that a share certificate is worn out or defaced, they must, on production to them of the certificate and on such other terms, if any, as they think fit:

(a)	order the certificate to be cancelled; and

(b)	issue a replacement share certificate.

2.6  Replacement of Lost, Stolen or Destroyed Certificate. If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that certificate if the board of directors, or any officer or agent designated by the directors, receives:

(a)	proof satisfactory to them that the certificate is lost, stolen or destroyed; and

(b)	any indemnity the board of directors, or any officer or agent designated by the directors, considers adequate.

2.7  Splitting Share Certificates. If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company must cancel the surrendered certificate and issue replacement share certificates in accordance with that request. The Company may refuse to issue a certificate with respect to a fraction of a share.

2.8  Certificate Fee. There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9  Recognition of Trusts. Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

Part 3
ISSUE OF SHARES

3.1  Directors Authorized to Issue Shares. Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the directors may issue, allot, sell or otherwise dispose of the unissued shares, and previously issued shares that are subject to reissuance or held by the Company, whether with par value or without par value, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares may be issued) that the directors, in their absolute discretion, may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

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3.2  Commissions and Discounts. The directors may, at any time, authorize the Company to pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3  Brokerage. The directors may authorize the Company to pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4  Conditions of Issue. Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)	consideration is provided to the Company for the issue of the share by one or more of the following:

(i)	past services performed for the Company;

(ii)	property; or

(iii)	money; and

(b)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5  Warrants, Options and Rights. Subject to the Business Corporations Act, the Company may issue warrants, options and rights upon such terms and conditions as the directors determine, which warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

3.6  Fractional Shares. A person holding a fractional share does not have, in relation to the fractional share, the rights of a shareholder in proportion to the fraction of the share held.

Part 4
SHARE REGISTERS

4.1  Central Securities Register. As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register.

4.2  Branch Registers. In addition to the central securities register, the Company may maintain branch securities registers.

4.3  Appointment of Agents. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register and any branch securities registers. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.4  Closing Register. The Company must not at any time close its central securities register.

Part 5
SHARE TRANSFERS

5.1  Recording or Registering Transfer. Except to the extent that the Business Corporations Act otherwise provides, a transfer of a share of the Company must not be recorded or registered unless:

(a)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(b)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(c)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

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5.2  Form of Instrument of Transfer. The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3  Transferor Remains Shareholder. Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4  Signing of Instrument of Transfer. If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates deposited with the instrument of transfer:

(a)	in the name of the person named as transferee in that instrument of transfer; or

(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate is deposited for the purpose of having the transfer registered.

5.5  Enquiry as to Title Not Required. Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6  Transfer Fee. There must be paid to the Company, in relation to the registration of any transfer, the amount determined by the directors.

Part 6
TRANSMISSION OF SHARES

6.1  Legal Personal Representative Recognized on Death. In the case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2  Rights of Legal Personal Representative. The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

Part 7
PURCHASE OF SHARES

7.1  Company Authorized to Purchase Shares. Subject to the special rights and restrictions attached to any class or series of shares and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and on the terms specified in such resolution.

7.2  Purchase When Insolvent. The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)	the Company is insolvent; or

(b)	making the payment or providing the consideration would render the Company insolvent.

7.3  Sale and Voting of Purchased Shares. If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)	is not entitled to vote the share at a meeting of its shareholders;

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(b)	must not pay a dividend in respect of the share; and

(c)	must not make any other distribution in respect of the share.

Part 8
BORROWING POWERS

8.1  Powers of Directors. The Company, if authorized by the directors, may from time to time:

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(b)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person;

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)	mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future undertaking of the Company.

8.2  Terms of Debt Instruments. Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges on the redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise, and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder, all as the directors may determine.

8.3  Delegation by Directors. For greater certainty, the powers of the directors under this Part 8 may be exercised by a committee or other delegate, direct or indirect, of the board authorized to exercise such powers.

Part 9
ALTERATIONS

9.1  Alteration of Authorized Share Structure. Subject to Article 9.2 and the Business Corporations Act, the Company may by directors’ resolution:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares is allotted or issued, eliminate that class or series of shares;

(b)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)	if the Company is authorized to issue shares of a class of shares with par value:

(i)	decrease the par value of those shares; or

(ii)	if none of the shares of that class of shares is allotted or issued, increase the par value of those shares;

(e)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)	alter the identifying name of any of its shares; or

(g)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

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9.2  Special Rights and Restrictions. Subject to the Business Corporations Act, the Company may by ordinary resolution:

(a)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3  Change of Name. The Company may by directors’ resolution authorize an alteration of its Notice of Articles in order to change its name.

9.4  Company Alterations

(a)	if the Business Corporations Act does not specify the type of resolution and these Articles do not specify a type of resolution, the Company may by resolution of the directors authorize any act of the Company, including without limitation, an alteration of these Articles or its Notice of Articles.

(b)	If the Business Corporations Act requires a shareholders’ resolution but it does not specify the type of shareholders’ resolution and these Articles do not specify a type of shareholders’ resolution, the Company may by ordinary resolution authorize any act of the Company

Part 10
MEETINGS OF SHAREHOLDERS

10.1  Annual General Meetings. Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold an annual general meeting, for the first time, not more than 18 months after the date on which it was recognized, and after its first annual reference date, at least once in each calendar year and not more than 15 months after the annual reference date for the preceding calendar year at such date, time and location as may be determined by the directors.

10.2  Resolution Instead of Annual General Meeting. If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3  Calling of Shareholder Meetings. The directors may, whenever they think fit, call a meeting of shareholders.

10.4  Location of Shareholder Meetings. The directors may by directors’ resolution, approve a location outside of British Columbia for the holding of a meeting of shareholders.

10.5  Notice for Meetings of Shareholders. The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days; and

(b)	otherwise, 10 days.

10.6  Record Date for Notice. The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days; and

(b)	otherwise, 10 days.

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If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7  Record Date for Voting. The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8  Failure to Give Notice and Waiver of Notice. The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to receive notice does not invalidate any proceedings at that meeting. Any person entitled to receive notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.9  Notice of Special Business at Meetings of Shareholders. If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)	state the general nature of the special business; and

(b)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by the shareholders:

(i)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

Part 11
PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1  Special Business. At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)	at an annual general meeting, all business is special business except for the following:

(i)	business relating to the conduct of, or voting at, the meeting;

(ii)	consideration of any financial statements of the Company presented to the meeting;

(iii)	consideration of any reports of the directors or auditor;

(iv)	the setting or changing of the number of directors;

(v)	the election or appointment of directors;

(vi)	the appointment of an auditor;

(vii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; and

(viii)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2  Special Majority. The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

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11.3  Quorum. Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder.

11.4  One Shareholder May Constitute Quorum. If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)	the quorum is one person who is, or who represents by proxy, that shareholder; and

(b)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5  Meetings by Telephone or Other Communications Medium. A shareholder or proxy holder who is entitled to participate in, including vote at, a meeting of shareholders may participate in person or by telephone or other communications medium if all shareholders and proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A shareholder who participates in a meeting in a manner contemplated by this Article 11.5 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. Nothing in this Article 11.5 obligates the Company to take any action or provide any facility to permit or facilitate the use of any communications mediums at a meeting of shareholders.

11.6  Other Persons May Attend. The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum, and is not entitled to vote at the meeting, unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.7  Requirement of Quorum. No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting.

11.8  Lack of Quorum. If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)	in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved; and

(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place, or at such other date, time or location as the chair specifies on the adjournment.

11.9  Lack of Quorum at Succeeding Meeting. If, at the meeting to which the first meeting referred to in Article 11.8(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.10   Chair. The following individual is entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any; and

(b)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.11   Selection of Alternate Chair. If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.12   Adjournments. The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

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11.13   Notice of Adjourned Meeting. It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.14   Decisions by Show of Hands or Poll. Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.15   Declaration of Result. The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.14, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.16   Motion Need Not Be Seconded. No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.17   Casting Vote. In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.18   Manner of Taking a Poll. Subject to Article 11.19, if a poll is duly demanded at a meeting of shareholders:

(a)	the poll must be taken:

(i)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii)	in the manner, at the time and at the place that the chair of the meeting directs;

(b)	the result of the poll is deemed to be a resolution of and passed at the meeting at which the poll is demanded; and

(c)	the demand for the poll may be withdrawn by the person who demanded it.

11.19   Demand for a Poll on Adjournment. A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.20   Chair Must Resolve Dispute. In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.21   Casting of Votes. On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.22   Demand for Poll. No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.23   Demand for a Poll Not to Prevent Continuation of Meeting. The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.24   Retention of Ballots and Proxies. The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during statutory business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

Part 12
VOTES OF SHAREHOLDERS

12.1  Number of Votes by Shareholder or by Shares. Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 12.3:

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and

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(b)	on a poll, every shareholder entitled to vote at the meeting has one vote in respect of each share held by that shareholder and may exercise that vote either in person or by proxy.

12.2  Votes of Persons in Representative Capacity. A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is the legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3  Votes by Joint Shareholders. If there are joint shareholders registered in respect of any share:

(a)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4  Legal Personal Representatives as Joint Shareholders. Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5  Representative of a Corporate Shareholder. If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)	for that purpose, the instrument appointing a representative must:

(i)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies or, if no number is specified, two days before the day set for the holding of the meeting; or

(ii)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting; and

(b)	if a representative is appointed under this Article 12.5:

(i)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6  Proxy Provisions Do Not Apply to All Companies. Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7  Appointment of Proxy Holder. Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8  Alternate Proxy Holders. A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9  When Proxy Holder Need Not Be Shareholder. A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

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(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(c)	the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10   Deposit of Proxy. A proxy for a meeting of shareholders must:

(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11   Validity of Proxy Vote. A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	by the chair of the meeting, before the vote is taken.

12.12   Form of Proxy. A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[Name of Company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the shareholder): _______________________

Signed this _____ day of _________, ________.

________________________

Signature of shareholder

________________________

Name of shareholder—printed

12.13   Revocation of Proxy. Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	provided, at the meeting, to the chair of the meeting.

12.14   Revocation of Proxy Must Be Signed. An instrument referred to in Article 12.13 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy; or

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(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15   Production of Evidence of Authority to Vote. The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

Part 13
DIRECTORS

13.1  Number of Directors. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)	if the Company is a public company, the greater of three and the most recently set of:

(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)	the number of directors set under Article 14.4;

(b)	if the Company is not a public company, the most recently set of:

(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)	the number of directors set under Article 14.4.

13.2  Change in Number of Directors. If the number of directors is set under Articles 13.1(a)(i) or 13.1(b)(i):

(a)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(b)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3  Directors’ Acts Valid Despite Vacancy. An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4  Qualifications of Directors. A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5  Remuneration of Directors. The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6  Reimbursement of Expenses of Directors. The Company must reimburse each director for the reasonable expenses that he or she may incur in his or her capacity as director in and about the business of the Company.

13.7  Special Remuneration for Directors. If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

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13.8  Gratuity, Pension or Allowance on Retirement of Director. Unless otherwise determined by ordinary resolution, the directors may authorize the Company to pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

Part 14
ELECTION AND REMOVAL OF DIRECTORS

14.1  Election at Annual General Meeting. At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

14.2  Consent to be a Director. No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act; or

(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.3  Failure to Elect or Appoint Directors. If:

(a)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)	the date on which his or her successor is elected or appointed; and

(d)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4  Places of Retiring Directors Not Filled. If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5  Directors May Fill Casual Vacancies. Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6  Remaining Directors Power to Act. The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7  Shareholders May Fill Vacancies. If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

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14.8  Additional Directors. Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment.

14.9  Ceasing to be a Director. A director ceases to be a director when:

(a)	the term of office of the director expires;

(b)	the director dies;

(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10   Removal of Director by Shareholders. The Company may remove any director before the expiration of his or her term of office by ordinary resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11   Removal of Director by Directors. The directors may remove any director before the expiration of his or her term of office by directors’ resolution, and the directors may appoint a director to fill the resulting vacancy.

Part 15
POWERS AND DUTIES OF DIRECTORS

15.1  Powers of Management. The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2  Appointment of Attorney of Company. The directors exclusively may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

Part 16
DISCLOSURE OF INTEREST OF DIRECTORS

16.1  Obligation to Account for Profits. A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2  Restrictions on Voting by Reason of Interest. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

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16.3  Interested Director Counted in Quorum. A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4  Disclosure of Conflict of Interest or Property. A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5  Director Holding Other Office in the Company. A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6  No Disqualification. No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7  Professional Services by Director or Officer. Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

16.8  Director or Officer in Other Corporations. A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

Part 17
PROCEEDINGS OF DIRECTORS

17.1  Meetings of Directors. The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine.

17.2  Voting at Meetings. Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3  Chair of Meetings. Meetings of directors are to be chaired by:

(a)	the chair of the board, if any;

(b)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)	any other director chosen by the directors if:

(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

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17.4  Meetings by Telephone or Other Communications Medium. A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone or other communications medium if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5  Calling of Meetings. A director may, and the secretary or an assistant secretary, if any, on the request of a director must, call a meeting of the directors at any time.

17.6  Notice of Meetings. Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

17.7  When Notice Not Required. It is not necessary to give notice of a meeting of the directors to a director if:

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed; or

(b)	the director has waived notice of the meeting.

17.8  Meeting Valid Despite Failure to Give Notice. The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.

17.9  Waiver of Notice of Meetings. Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal. After sending a waiver with respect to all future meetings of the directors, and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

17.10   Quorum. The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

17.11   Validity of Acts Where Appointment Defective. Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12   Consent Resolutions in Writing. A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or, if no date is stated in the resolution, on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

Part 18
EXECUTIVE AND OTHER COMMITTEES

18.1  Appointment and Powers of Executive Committee. The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

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(d)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2  Appointment and Powers of Other Committees. The directors may, by resolution,

(a)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except:

(i)	the power to fill vacancies in the board of directors;

(ii)	the power to remove a director;

(iii)	the power to change the membership of, or fill vacancies in, any committee of the board, and

(iv)	the power to appoint or remove officers appointed by the board; and

(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.

18.3  Obligations of Committee. Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must

(a)	conform to any rules that may from time to time be imposed on it by the directors; and

(b)	report every act or thing done in exercise of those powers as the directors may require.

18.4  Powers of Board. The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	revoke or alter the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation, alteration or overriding;

(b)	terminate the appointment of, or change the membership of, a committee; and

(c)	fill vacancies on a committee.

18.5  Committee Meetings. Subject to Article 18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	the committee may meet and adjourn as it thinks proper;

(b)	the committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)	a majority of the members of a directors’ committee constitutes a quorum of the committee; and

(d)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

Part 19
OFFICERS

19.1  Appointment of Officers. The directors may, from time to time, appoint such officers, if any, as the directors determine, and the directors may, at any time, terminate any such appointment.

19.2  Functions, Duties and Powers of Officers. The directors may, for each officer:

(a)	determine the functions and duties of the officer;

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(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3  Qualifications. No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any officer need not be a director.

19.4  Remuneration. All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

Part 20
INDEMNIFICATION

20.1  Definitions. In this Part 20:

(a)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director of the Company or an affiliate of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director of the Company or an affiliate of the Company:

(i)	is or may be joined as a party; or

(ii)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(c)	“expenses” has the meaning set out in the Business Corporations Act.

20.2  Mandatory Indemnification of Directors and Former Directors. Subject to the Business Corporations Act, the Company must indemnify and advance expenses of a director or former director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3  Indemnification of Other Persons. Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.4  Non-Compliance with Business Corporations Act. The failure of a director or former director of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

20.5  Company May Purchase Insurance. The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)	is or was a director, officer, employee or agent of the Company;

(b)	is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)	at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)	at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

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against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

Part 21
DIVIDENDS

21.1  Payment of Dividends Subject to Special Rights. The provisions of this Part 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2  Declaration of Dividends. Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

21.3  No Notice Required. The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4  Record Date. The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5  Manner of Paying Dividend. A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

21.6  Settlement of Difficulties. If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)	set the value for distribution of specific assets;

(b)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)	vest any such specific assets in trustees for the persons entitled to the dividend.

21.7  When Dividend Payable. Any dividend may be made payable on such date as is fixed by the directors.

21.8  Dividends to be Paid in Accordance with Number of Shares. All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9  Receipt by Joint Shareholders. If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10   Dividend Bears No Interest. No dividend bears interest against the Company.

21.11   Fractional Dividends. If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12   Payment of Dividends. Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13   Capitalization of Surplus. Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

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Part 22

DOCUMENTS, RECORDS AND REPORTS

22.1  Recording of Financial Affairs. The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.

22.2  Inspection of Accounting Records. Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3  Remuneration of Auditors. The remuneration of the auditors, if any, shall be set by the directors regardless of whether the auditor is appointed by the shareholders, by the directors or otherwise. For greater certainty, the directors may delegate to the audit committee or other committee the power to set the remuneration of the auditors. If you take this out you should insert “the setting of the remuneration of an auditor in 11.1(b).

Part 23
NOTICES

23.1  Method of Giving Notice. Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:

(i)	for a record mailed to a shareholder, the shareholder’s registered address;

(ii)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the mailing address of the intended recipient;

(b)	delivery at the applicable address for that person as follows, addressed to the person:

(i)	for a record delivered to a shareholder, the shareholder’s registered address;

(ii)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the delivery address of the intended recipient;

(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)	sending the record, or a reference providing the intended recipient with immediate access to the record, by electronic communication to an address provided by the intended recipient for the sending of that record or records of that class;

(e)	sending the record by any method of transmitting legibly recorded messages, including without limitation by digital medium, magnetic medium, optical medium, mechanical reproduction or graphic imaging, to an address provided by the intended recipient for the sending of that record or records of that class; or

(f)	physical delivery to the intended recipient.

23.2  Deemed Receipt. A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic communication, on the day of transmittal thereof  if given during statutory business hours on the day which statutory business hours next occur if not given during such hours on any day.

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23.3  Certificate of Sending. A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

23.4  Notice to Joint Shareholders. A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

23.5  Notice to Trustees. A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:

(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)	if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

Part 24
SEAL

24.1  Who May Attest Seal. Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signature or signatures of:

(a)	any two directors;

(b)	any officer, together with any director;

(c)	if the Company only has one director, that director; or

(d)	any one or more directors or officers or persons as may be determined by resolution of the directors.

24.2  Sealing Copies. For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer.

24.3  Mechanical Reproduction of Seal. The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

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Part 25

PROHIBITIONS

25.1  Definitions. In this Part 25:

(a)	“designated security” means:

(i)	a voting security of the Company;

(ii)	a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(iii)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(b)	“security” has the meaning assigned in the Securities Act (British Columbia);

(c)	“voting security” means a security of the Company that:

(i)	is not a debt security, and

(ii)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

25.2  Application. Article 25.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

25.3  Consent Required for Transfer of Shares or Designated Securities. No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

Part 26
ADVANCE NOTICE REQUIREMENTS FOR ELECTION OF DIRECTORS

26.1  Definitions.

In this Part 26, unless the context otherwise requires:

(a)	“Applicable Securities Laws” means the applicable securities statutes of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each relevant province and territory of Canada;

(b)	“Person” includes an individual, firm, association, trustee, executor, administrator, legal or personal representative, body corporate, company, corporation, trust, partnership, limited partnership, joint venture, syndicate or other form of unincorporated association, a government and its agencies or instrumentalities, any entity or group (whether or not having legal personality), any successor (by merger, statutory amalgamation or otherwise) and any of the foregoing acting in any derivative, representative or fiduciary capacity; and

(c)	“Public Announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System for Electronic Document Analysis and Retrieval at www.sedar.com.

26.2  Nomination of Directors.

Only Persons who are eligible under the Business Corporations Act and who are nominated in accordance with the provisions herein shall be eligible for election as directors of the Company. At any annual general meeting of shareholders, or any special meeting of shareholders if one of the purposes for which the special meeting was called is the election of directors, nominations of Persons for election to the Board may be made only:

(a)	by or at the direction of the Board, including pursuant to a notice of meeting;

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(b)	by or at the direction or request of one or more shareholders pursuant to a “proposal” made in accordance with Part 5, Division 7 of the Business Corporations Act, or pursuant to a requisition of the shareholders made in accordance with Section 167 of the Business Corporations Act; or

(c)	by any Person (a “Nominating Shareholder”): (i) who, at the close of business on the date that the Nominating Shareholder’s Notice (as defined below) is given and at the close of business on the record date for notice of such meeting, is entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such ownership that is satisfactory to the Company, acting reasonably; and (ii) who complies with all notice procedures set forth herein.

26.3  Timely Notice.

In addition to any other requirements under applicable laws, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given notice thereof that is both timely (in accordance with Section 26.4 below) and in proper written form (in accordance with Section 26.5 below) to the Corporate Secretary of the Company at the registered office of the Company (as set out in section 26.8 of this Part 26).

26.4  Manner of Timely Notice.

To be timely, the Nominating Shareholder’s Notice to the Corporate Secretary of the Company must be made:

(a)	in the case of an annual general meeting of shareholders, not less than thirty (30) days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first Public Announcement of the date of the annual general meeting was made, the Nominating Shareholder’s Notice may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(b)	in the case of a special meeting (which is not also an annual general meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first Public Announcement of the date of the special meeting of shareholders was made, provided that, in either instance, if the Company uses “notice-and-access” (as defined in National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer) to send proxy-related materials to shareholders in connection with a meeting of the shareholders described in Section 26.4(a) or 26.4(b) above, and the Notice Date in respect of the meeting is not less than fifty (50) days prior to the date of the applicable meeting, the notice must be received not less than forty (40) days prior to the date of the applicable meeting.

26.5  Proper Form of Timely Notice.

To be in proper written form, a Nominating Shareholder’s notice to the Corporate Secretary of the Company must set forth:

(a)	as to each Person whom the Nominating Shareholder proposes to nominate for election as a director: (i) the name, age, business address and residential address of the Person; (ii) the present principal occupation or employment of the Person and the principal occupation or employment within the five years preceding the notice; (iii) the country of residence of the Person; (iv) the class or series and number of shares in the capital of the Company which are directly or indirectly controlled or directed or which are owned beneficially or of record by the Person as of the record date for the annual general meeting of shareholders, or the special meeting of shareholders if one of the purposes for which the special meeting was called is the election of directors, (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; (iv) full particulars regarding any agreements between the Person and/or the Nominating Shareholder and/or any other person or company relating to the Person’s nomination for election as a director of the Company; and (v) any other information relating to the Person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws; and

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(b)	as to the Nominating Shareholder giving the notice, full particulars regarding any proxy, contract, agreement, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; (collectively with Section 26.5(a), the “Nominating Shareholder’s Notice”).

The Company may require any proposed nominee to furnish such other information as may be required to be contained in a dissident’s proxy circular or by Applicable Securities Laws to determine the independence of the Proposed Nominee or the eligibility of such proposed nominee to serve as a director of the Company.

26.6  Notice to be Updated.

To be considered timely and in proper written form, the Nominating Shareholder’s Notice will be promptly updated and supplemented, if necessary, so that the information provided or required to be provided in such Nominating Shareholder’s Notice will be true and correct as of the record date for the annual general meeting of shareholders, or the special meeting of shareholders if one of the purposes for which the special meeting was called is the election of directors.

26.7  Eligibility for Nomination as a Director.

No Person shall be eligible for election as a director of the Company (except pursuant to Section 26.2(a) unless nominated in accordance with the provisions of this Part 26; provided, however, that nothing in this Part 26 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at any annual general meeting of shareholders, or any special meeting of shareholders if one of the purposes for which the special meeting was called is the election of directors, of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act or at the discretion of the Chair of the Board. The Chair of the Board of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Part 26, and, if any proposed nomination is not in compliance with such provisions, to declare that such defective nomination shall be deemed voided and subsequently disregarded.

26.8  Delivery of Notice.

Notwithstanding any other provision in this Part 26, notice given to the Corporate Secretary of the Company pursuant to this Part 26 may only be given by personal delivery, facsimile transmission or e-mail (provided that the Corporate Secretary has stipulated a facsimile or e-mail address for purposes of this Part 26), and shall be deemed to have been given and received only at the time it is served by personal delivery or sent by facsimile transaction (at the address as aforesaid, and provided that receipt of confirmation of such transmission has been received) or by e-mail (at the address as aforesaid) to the Corporate Secretary at the registered office of the Company provided that if such delivery or electronic transmission is made on a day which is not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic transmission shall be deemed to have been made on the subsequent day that is a business day.

26.9  Board’s Discretion.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any and all requirements in this Part 26.

Part 27
FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

27.1  Forum Selection.

Unless the Company consents in writing to the selection of an alternative forum, the Supreme Court of the Province of British Columbia, Canada and the appellate Courts therefrom (collectively, the “Courts”), shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Company to the Company; (iii) any action or proceeding asserting a claim arising pursuant to any provision of the Business Corporations Act or these Articles or the Notice of Articles (as may be amended from time to time); or (iv) any action or proceeding asserting a claim otherwise related to the relationships among the Company, its affiliates and the shareholders, directors and officers of such corporations (but does not include the business carried on by such corporations). If any action or proceeding the subject matter of which is within the scope of the preceding sentence is filed in a Court other than a Court located within the Province of British Columbia (a “Foreign Action”) in the name of any registered or beneficial securityholder of the Company, such securityholder shall be deemed to have consented to (i) the personal jurisdiction of the Courts in connection with any action or proceeding brought in any such Court to enforce foregoing exclusive forum provision (an “Enforcement Action”) and (ii) having service of process made upon such securityholder in any such Enforcement Action by service upon such securityholder’s counsel in the Foreign Action as agent for such securityholder. For the avoidance of doubt, this Part 27 shall not apply to any action brought to enforce a duty or liability created by the U.S. Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Part 27.

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Part 28
DEFINITIONS

28.1  Definitions.

In Part 28, Part 29, Part 30, Part 31, Part 32 and Part 33 of these Articles:

(a)	“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

(b)	“BCA” means the Business Combination Agreement dated as of July 18, 2023, entered into by and among the Company, Jupiter Acquisition Corporation, Filament Merger Sub LLC and Filament Health Corp.

(c)	“Change of Control” means any transaction or series of transactions the result of which is: (a) the acquisition by any Person or group (as defined under Section 13 of the Exchange Act) of Persons of direct or indirect beneficial ownership of securities representing 50% or more of the combined voting power of the then outstanding securities of the Company; (b) a merger, consolidation, business combination, recapitalization, reorganization, or other similar transaction, however effected, resulting in any Person or group (as defined under Section 13 of the Exchange Act) acquiring more than 50% of the combined voting power of the then outstanding securities of the Company or the surviving or successor entity immediately after such combination; or (c) a sale of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; provided, however, that any securities of the Company issued (i) in a bona fide financing transaction, (ii) series of bona fide financing transactions, (iii) in accordance with the BCA or (iv) pursuant to the conversion of any securities issued in accordance with the BCA shall be excluded from the definition of “Change of Control”.

(d)	“Class B Automatic Conversion Event” has the meaning set forth in Article 31.1.

(e)	“Class B Automatic Conversion Time” has the meaning set forth in Article 31.2.

(f)	“Class B Conversion Rate” has the meaning set forth in Article 30.6.

(g)	“Class B Earnout Trigger Event” has the meaning set forth in Article 31.1(a).

(h)	“Class B Non-Voting Common Shares” means the Class B Non-Voting Common Shares in the capital of the Company.

(i)	“Class C Automatic Conversion Event” has the meaning set forth in Article 33.1.

(j)	“Class C Automatic Conversion Time” has the meaning set forth in Article 33.2.

(k)	“Class C Conversion Rate” has the meaning set forth in Article 32.6.

(l)	“Class C Earnout Trigger Event” has the meaning set forth in Article 33.1(a).

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(m)	“Class C Non-Voting Common Shares” means the Class C Non-Voting Common Shares in the capital of the Company.

(n)	“Common Shares” means the common shares in the capital of the Company.

(o)	“Earnout Period” means any time on or before [insert date which is 7 years from the closing date].

(p)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(q)	“holder” of any share referred to herein means the holder of such share as registered on the central securities register of the Company and, in respect of shares held by joint holders, means all such joint holders.

(r)	“Liquidation Distribution” means a distribution of assets of the Company among its shareholders arising on the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs.

(s)	“Nasdaq” means The Nasdaq Stock Market LLC and, as the context may require, any of the capital markets which it operates.

(t)	“Non-Voting Common Shares” means, collectively, the Class B Non-Voting Common Shares and the Class C Non-Voting Common Shares.

(u)	“Original Issue Date” means [●], 2023.

(v)	“Permitted Transfer” means, in respect of a proposed Transfer by a holder of Non-Voting Common Shares:

(i)	in the case of an individual, by gift to a member of the individual’s immediate family, to a trust, the beneficiary or beneficiaries of which are all members of the individual’s immediate family or to an Affiliate of such individual, in each case for estate planning purposes and for no consideration or nominal consideration;

(ii)	in the case of an individual, by virtue of laws of descent and distribution upon death of the individual;

(iii)	in the case of an individual, pursuant to a qualified domestic relations order;

(iv)	in the case of a corporation, partnership, limited liability company or other business entity, by virtue of the laws of the holder’s organization and the holder’s organizational documents upon liquidation or dissolution of the holder; or

(v)	in the case of a corporation, partnership, limited liability company or other business entity, to the officers or directors of such holder or its Affiliates, the direct or indirect members, partners or equityholders of such holder, any Affiliates of such holder, in each case, without consideration or for nominal consideration.

(w)	“Permitted Transferee” means any transferee arising from a Permitted Transfer.

(x)	“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or other entity, whether or not a legal entity.

(y)	“Redemption Price” with respect to each Class B Non-Voting Common Share and Class C Non-Voting Common Share, shall be equal to USD$0.00000000001 per share.

(z)	“Trading Day” means any day on which the Trading Market is open for trading.

(aa)	“Trading Market” means, with respect to any security, Nasdaq.

(bb)	“Trading Price” means, with respect to any security trading on the Trading Market, the dollar volume-weighted average price for such shares traded on the Trading Market during the period beginning at 9:30:01 a.m., New York time on such Trading Day and ending at 4:00:00 p.m., New York time on such Trading Day, as reported by Bloomberg through its “HP” function (set to weighted average).

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(cc)	“Transfer” means, with respect to any security, any, (i) direct or indirect, sale or offer to sell, transfer, contract or agreement to sell, assignment, pledge, mortgage, exchange, hypothecation, grant of any option to purchase or other disposal of or agreement to dispose of, grant of a security interest or encumbrance in or disposition of an interest, establishment or increase of a put equivalent position or liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, the security, or (ii) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of the security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise (in each case, whether with or without consideration, and whether voluntarily or involuntarily ).

Part 29
COMMON SHARES

29.1  Voting.

The holders of the Common Shares shall be entitled to one vote for each Common Share held on all matters at all meetings of shareholders of the Company, other than meetings at which or with respect to matters on which only the holders of another class or series of shares are entitled to vote separately as a class or series.

29.2  Dividends.

Subject to the prior rights of any other class ranking senior to the Common Shares, the holders of the Common Shares shall be entitled to receive and the Company shall pay thereon, as and when declared by the directors of the Company out of moneys of the Company properly applicable to the payment of dividends, such non-cumulative dividends as the directors may from time to time declare.

29.3  Liquidation Distribution.

In the event of any Liquidation Distribution, subject to the prior rights of the holders of Non-Voting Common Shares and the holders of the shares of any other class ranking senior to the Common Shares, the holders of the Common Shares shall be entitled to receive all remaining property and assets of the Company.

Part 30
CLASS B NON-VOTING COMMON SHARES

30.1  Non-Voting.

The holders of the Class B Non-Voting Common Shares shall not be entitled to any voting rights in respect of such shares, or entitled to the right to attend or be provided notice of any meetings of shareholders of the Company except as otherwise required under the Business Corporations Act.

30.2  Dividends.

The holders of the Class B Non-Voting Common Shares shall not be entitled to any dividends or other distributions in respect of such shares other than a Liquidation Distribution.

30.3  Liquidation Distribution.

In the event of any Liquidation Distribution, the holders of Class B Non-Voting Common Shares shall be entitled to receive, before any repayment of capital or any distribution of any part of the assets of the Company to the holders of the Common Shares, and any shares ranking junior to the Class B Non-Voting Common Shares, an amount equal to the greater of (i) the aggregate Redemption Price in respect of all Class B Non-Voting Common Shares held, and (ii) USD$0.01. After payment to the holders of the Class B Non-Voting Common Shares of the amount so payable to them as above provided, the holders of the Class B Non-Voting Common Shares shall not be entitled to share in any further distribution of the property or assets of the Company.

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30.4  Redemption.

Subject to Section 79 of the Business Corporations Act, if a Class B Automatic Conversion Event has not occurred with respect to the Class B Non-Voting Common Shares on or prior to the completion of the Earnout Period, the Company shall, promptly following the completion of the Earnout Period and provision of the notice referred to in Article 31.2, redeem the whole of the then outstanding Class B Non-Voting Common Shares by paying to or to the order of each registered holder thereof an amount equal to the greater of (i) the aggregate Redemption Price in respect of all Class B Non-Voting Common Shares held, and (ii) USD$0.01, upon surrender of the certificate(s) (if any) representing such shares or presentation of the notice referred to in Article 31.2 by such registered holder to the Company or its transfer agent. Such shares will thereupon be and be deemed to be redeemed and will be cancelled. If a registered holder of such shares fails to promptly surrender the certificate(s) (if any) representing such shares or present the notice referred to in Article 31.2 to the Company or its transfer agent, the Company will have the right to deposit the amount so payable to such registered holder as above provided into a special account in any chartered bank or trust company in Canada to be paid without interest to or to the order of such registered holder upon surrender or presentation to the bank or trust company of the certificate(s) (if any) representing such shares or the notice referred to in Article 31.2. Upon the deposit being made, the shares in respect of which such deposit was made will be deemed to be redeemed and will be cancelled, and the rights of such registered holder after such deposit will be limited to receiving without interest his, her, or its proportionate share of the total amount so deposited less any applicable charges by the bank or trust company.

30.5  Limits on Transferability.

None of the Class B Non-Voting Common Shares may be Transferred other than in a Permitted Transfer without the prior approval of the board of directors. Class B Non-Voting Common Shares may only be Transferred in a Permitted Transfer if:

(a)   the Company is satisfied that the Transfer is a Permitted Transfer; and

(b)  the transferring holder and the Permitted Transferee enter into a written agreement in form and substance reasonably satisfactory to the Company providing such assurances as the Company may require relating to, among other things:

(i)	the eligibility of the Transfer as a Permitted Transfer;

(ii)	the Permitted Transferee’s acknowledgement of the transfer restrictions in respect of the Class B Non-Voting Common Shares being transferred; and

(iii)	the Permitted Transferee’s agreement to be bound by all of the covenants, agreements and obligations of the transferring holder to the Company in respect of (x) matters relating to the Class B Non-Voting Common Shares and (y) the transferring holder’s ownership of the Class B Non-Voting Common Shares.

The Company shall not register, and no holder shall have any right to request, any Transfer of the registered ownership of any Class B Non-Voting Common Shares not made in accordance with this Article 30.5. For greater certainty, no holder shall be entitled to pledge, mortgage, exchange, hypothecate or grant a security interest or encumbrance in any Class B Non-Voting Common Shares.

30.6  Conversion Provisions.

Unless and until adjusted as provided for in this Article 30.6, upon the occurrence of a Class B Automatic Conversion Event, each Class B Non-Voting Common Share shall be converted into Common Shares on a 1:1 basis (the “Class B Conversion Rate”).

(a)	No fractional Common Shares shall be issued upon conversion of the Class B Non-Voting Common Shares. All Common Shares (including fractions thereof) issuable upon conversion of more than one Class B Non-Voting Common Share by a holder thereof shall be aggregated for the purpose of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional Common Share, the holder shall be entitled to the number of Common Shares determined by rounding the entitlement down to the nearest whole number.

(b)	If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Shares, the Class B Non-Voting Common Shares shall be similarly subdivided at the same time (failing which the Class B Conversion Rate shall be adjusted accordingly). If the Company shall at any time or from time to time after the Original Issue Date effect a consolidation of the outstanding Common Shares, the Class B Non-Voting Common Shares shall be similarly consolidated at the same time (failing which the Class B Conversion Rate shall be adjusted accordingly). In each case, the Redemption Price shall be appropriately adjusted to provide the holders of the Class B Non-Voting Common Shares the same economic effect as contemplated by these Articles prior to such event.

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(c)	If the Common Shares of the Company shall be changed into the same or a different number of shares of any class, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares, or a reorganization, merger, amalgamation, arrangement, consolidation, business combination or sale of assets provided for below), then in the event of a subsequent Class B Automatic Conversion Event, the holders of the Class B Non-Voting Common Shares shall be entitled to receive, upon conversion thereof, the kind and amount of shares or other securities or property that would have otherwise been receivable upon such reorganization, reclassification or other change by a holder of Common Shares holding the number of Common Shares into which such Class B Non-Voting Common Shares would have been converted as of immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(d)	In case of any merger, amalgamation, consolidation, arrangement, reorganization or other business combination involving the Company and any other corporation or other entity or Person in which the Common Shares are converted into or exchanged for shares or other securities or property (in each case, other than a Change of Control), then in the event of a subsequent Class B Automatic Conversion Event, the Class B Non-Voting Common Shares shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares or other securities or property to which a holder of Common Shares would have been entitled upon such event if the holder held the number of Common Shares issuable upon conversion of such Class B Non-Voting Common Shares as of immediately prior to such event; and, in such case, appropriate adjustment (as determined in good faith by the board of directors of the Company) shall be made in the application of the provisions in this Article 30.6(d) with respect to the rights and interest thereafter of the holders of the Class B Non-Voting Common Shares, to the end that the provisions set forth in this Article 30.6(d) (including provisions with respect to changes in and other adjustments of the Class B Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other securities or property thereafter deliverable upon the conversion of the Class B Non-Voting Common Shares.

Part 31
AUTOMATIC CONVERSIONS OF CLASS B NON-VOTING COMMON SHARES

31.1  Automatic Conversion of Class B Non-Voting Common Shares.

All Class B Non-Voting Common Shares shall be converted automatically into Common Shares in accordance with the provisions set forth in Article 30.6 and this Part 31 if, at any time during the Earnout Period:

(a)	on any twenty (20) Trading Days within any thirty (30) Trading Day period, the Trading Price of the Common Shares is greater than or equal to USD$12.00 (subject to the adjustment provisions set forth in Article 30.6) (a “Class B Earnout Trigger Event”); or

(b)	any transaction resulting in a Change of Control is consummated

(the occurrence of any event in clause (a) or (b), as applicable, a “Class B Automatic Conversion Event”).

31.2  Automatic Conversion.

Upon the occurrence of a Class B Automatic Conversion Event, all the then issued and outstanding Class B Non-Voting Common Shares shall be converted automatically in accordance with Article 30.6 without any further action by the holders thereof and whether or not the certificates (if any) representing such shares are surrendered to the Company or its transfer agent. The Company shall provide all holders of the Class B Non-Voting Common Shares written notice as promptly as practicable following (a) the date of a Class B Automatic Conversion Event informing the holders of the occurrence of a Class B Automatic Conversion Event or (b) the final date of the Earnout Period that a Class B Earnout Trigger Event was not satisfied as of the end of the Earnout Period and that the Class B Non-Voting Common Shares will be redeemed in accordance with these Articles. In the case of a Class B Automatic Conversion Event (a) relating to the satisfaction of a Class B Earnout Trigger Event, the automatic conversion of the applicable Class B Non-Voting Common Shares shall be deemed to have occurred at the close of business on the date of the Class B Earnout Trigger Event or (b) relating to a Change of Control, the automatic conversion of the applicable Class B Non-Voting Common Shares shall be deemed to have occurred immediately prior to the consummation of such Change of Control (as applicable, the “Class B Automatic Conversion Time”). The Company shall not be obligated to issue certificates evidencing the Common Shares issuable upon any automatic conversion (to the extent the Common Shares are certificated) unless the certificates evidencing such Class B Non-Voting Common Shares being converted, if any, are either delivered to the Company at the registered office of the Company or to its transfer agent, or the holder notifies the Company or its transfer agent, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company (and its transfer agent, if applicable) from any loss incurred by it in connection therewith.

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31.3  Effect of Automatic Conversion.

On the occurrence of a Class B Automatic Conversion Event, all rights with respect to the Class B Non-Voting Common Shares so converted shall terminate, except for the right of the holder thereof to receive the number of Common Shares into which such Class B Non-Voting Common Shares have been converted under these Articles. Upon the occurrence of a Class B Automatic Conversion Event, any certificates representing the applicable Class B Non-Voting Common Shares shall cease to have or to represent any rights with respect to such Class B Non-Voting Common Shares and shall represent only the right of the holder to receive the Common Shares into which they were converted under these Articles. The Company or its agent shall, promptly upon request of any holder whose Class B Non-Voting Common Shares have been converted into Common Shares and upon surrender by such holder to the Company of the outstanding certificate(s) formerly representing such Class B Non-Voting Common Shares (if any) at the registered office of the Company or of its transfer agent, issue and deliver to such holder, a certificate or certificates or written acknowledgment for the number of Common Shares into which the Class B Non-Voting Common Shares were converted at the Class B Automatic Conversion Time (to the extent the Common Shares are certificated). Any conversion under this Part 31 shall be deemed to have been made upon the occurrence of the Class B Automatic Conversion Event and the Person or Persons who at the time of the Class B Automatic Conversion Event were the record holder or holders of the Class B Non-Voting Common Shares shall be treated for all purposes as the record holder or holders of the Common Shares into which they were converted as of such time.

Part 32
CLASS C NON-VOTING COMMON SHARES

32.1  Non-Voting.

The holders of the Class C Non-Voting Common Shares shall not be entitled to any voting rights in respect of such shares, or entitled to the right to attend or be provided notice of any meetings of shareholders of the Company except as otherwise required under the Business Corporations Act.

32.2  Dividends.

The holders of the Class C Non-Voting Common Shares shall not be entitled to any dividends or other distributions in respect of such shares other than a Liquidation Distribution.

32.3  Liquidation Distribution.

In the event of any Liquidation Distribution, the holders of Class C Non-Voting Common Shares shall be entitled to receive, before any repayment of capital or any distribution of any part of the assets of the Company to the holders of the Common Shares, and any shares ranking junior to the Class C Non-Voting Common Shares, an amount equal to the greater of (i) the aggregate Redemption Price in respect of all Class C Non-Voting Common Shares held, and (ii) USD$0.01. After payment to the holders of the Class C Non-Voting Common Shares of the amount so payable to them as above provided, the holders of the Class C Non-Voting Common Shares shall not be entitled to share in any further distribution of the property or assets of the Company.

32.4  Redemption.

Subject to Section 79 of the Business Corporations Act, if a Class C Automatic Conversion Event has not occurred with respect to the Class C Non-Voting Common Shares on or prior to the completion of the Earnout Period, the Company shall, promptly following the completion of the Earnout Period and provision of the notice referred to in Article 33.2, redeem the whole of the then outstanding Class C Non-Voting Common Shares by paying to or to the order of each registered holder thereof an amount equal to the greater of (i) the aggregate Redemption Price in respect of all Class C Non-Voting Common Shares held, and (ii) USD$0.01, upon surrender of the certificate(s) (if any) representing such shares or presentation of the notice referred to in Article 33.2 by such registered holder to the Company or its transfer agent. Such shares will thereupon be and be deemed to be redeemed and will be cancelled. If a registered holder of such shares fails to promptly surrender the certificate(s) (if any) representing such shares or present the notice referred to in Article 33.2 to the Company or its transfer agent, the Company will have the right to deposit the amount so payable to such registered holder as above provided into a special account in any chartered bank or trust company in Canada to be paid without interest to or to the order of such registered holder upon surrender or presentation to the bank or trust company of the certificate(s) (if any) representing such shares or the notice referred to in Article 33.2. Upon the deposit being made, the shares in respect of which such deposit was made will be deemed to be redeemed and will be cancelled, and the rights of such registered holder after such deposit will be limited to receiving without interest his, her, or its proportionate share of the total amount so deposited less any charges by the bank or trust company.

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32.5  Limits on Transferability.

None of the Class C Non-Voting Common Shares may be Transferred other than in a Permitted Transfer without the prior approval of the board of directors. Class C Non-Voting Common Shares may only be Transferred in a Permitted Transfer if:

(a)   the Company is satisfied that the Transfer is a Permitted Transfer; and

(b)  the transferring holder and the Permitted Transferee enter into a written agreement in form and substance reasonably satisfactory to the Company providing such assurances as the Company may require relating to, among other things:

(i)    the eligibility of the Transfer as a Permitted Transfer;

(ii)  the Permitted Transferee’s acknowledgement of the transfer restrictions in respect of the Class C Non-Voting Common Shares being transferred; and

(iii)   the Permitted Transferee’s agreement to be bound by all of the covenants, agreements and obligations of the transferring holder to the Company in respect of (x) matters relating to the Class C Non-Voting Common Shares and (y) the transferring holder’s ownership of the Class C Non-Voting Common Shares.

The Company shall not register, and no holder shall have any right to request, any Transfer of the registered ownership of any Class C Non-Voting Common Shares not made in accordance with this Article 32.5. For greater certainty, no holder shall be entitled to pledge, mortgage, exchange, hypothecate or grant a security interest or encumbrance in any Class C Non-Voting Common Shares..

32.6  Conversion Provisions.

Unless and until adjusted as provided for in this Article 32.6, upon the occurrence of a Class C Automatic Conversion Event, each Class C Non-Voting Common Share shall be converted into Common Shares on a 1:1 basis (the “Class C Conversion Rate”).

(a)   No fractional Common Shares shall be issued upon conversion of the Class C Non-Voting Common Shares. All Common Shares (including fractions thereof) issuable upon conversion of more than one Class C Non-Voting Common Share by a holder thereof shall be aggregated for the purpose of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional Common Share, the holder shall be entitled to the number of Common Shares determined by rounding the entitlement down to the nearest whole number.

(b)  If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Shares, the Class C Non-Voting Common Shares shall be similarly subdivided at the same time (failing which the Class C Conversion Rate shall be adjusted accordingly). If the Company shall at any time or from time to time after the Original Issue Date effect a consolidation of the outstanding Common Shares, the Class C Non-Voting Common Shares shall be similarly consolidated at the same time (failing which the Class C Conversion Rate shall be adjusted accordingly). In each case, the Redemption Price shall be appropriately adjusted to provide the holders of the Class C Non-Voting Common Shares the same economic effect as contemplated by these Articles prior to such event.

(c)   If the Common Shares of the Company shall be changed into the same or a different number of shares of any class, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares, or a reorganization, merger, amalgamation, arrangement, consolidation, business combination or sale of assets provided for below), then in the event of a subsequent Class C Automatic Conversion Event, the holders of the Class C Non-Voting Common Shares shall be entitled to receive, upon conversion thereof, the kind and amount of shares or other securities or property that would have otherwise been receivable upon such reorganization, reclassification or other change by a holder of Common Shares holding the number of Common Shares into which such Class C Non-Voting Common Shares would have been converted as of immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

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(d)	In case of any merger, amalgamation, consolidation, arrangement, reorganization or other business combination involving the Company and any other corporation or other entity or Person in which the Common Shares are converted into or exchanged for shares or other securities or property (in each case, other than a Change of Control), then in the event of a subsequent Class C Automatic Conversion Event, the Class C Non-Voting Common Shares shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares or other securities or property to which a holder of Common Shares would have been entitled upon such event if the holder held the number of Common Shares issuable upon conversion of such Class C Non-Voting Common Shares as of immediately prior to such event; and, in such case, appropriate adjustment (as determined in good faith by the board of directors of the Company) shall be made in the application of the provisions in this Article 32.6(d) with respect to the rights and interest thereafter of the holders of the Class C Non-Voting Common Shares, to the end that the provisions set forth in this Article 32.6(d) (including provisions with respect to changes in and other adjustments of the Class C Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other securities or property thereafter deliverable upon the conversion of the Class C Non-Voting Common Shares.

Part 33
AUTOMATIC CONVERSIONS OF CLASS C NON-VOTING COMMON SHARES

33.1  Automatic Conversion of Class C Non-Voting Common Shares.

All Class C Non-Voting Common Shares shall be converted automatically into Common Shares in accordance with the provisions set forth in Article 32.6 and this Part 33 if, at any time during the Earnout Period:

(a)	on any twenty (20) Trading Days within any thirty (30) Trading Day period, the Trading Price of the Common Shares is greater than or equal to USD$15.00 (subject to the adjustment provisions set forth in Article 32.6) (a “Class C Earnout Trigger Event”); or

(b)  any transaction resulting in a Change of Control is consummated

(the occurrence of any event in clause (a) or (b), as applicable, a “Class C Automatic Conversion Event”).

33.2  Automatic Conversion.

Upon the occurrence of a Class C Automatic Conversion Event, all the then issued and outstanding Class C Non-Voting Common Shares shall be converted automatically in accordance with Article 32.6 without any further action by the holders thereof and whether or not the certificates (if any) representing such shares are surrendered to the Company or its transfer agent. The Company shall provide all holders of the Class C Non-Voting Common Shares written notice as promptly as practicable following (a) the date of a Class C Automatic Conversion Event informing the holders of the occurrence of a Class C Automatic Conversion Event or (b) the final date of the Earnout Period that a Class C Earnout Trigger Event was not satisfied as of the end of the Earnout Period and that the Class C Non-Voting Common Shares will be redeemed in accordance with these Articles. In the case of a Class C Automatic Conversion Event (a) relating to the satisfaction of a Class C Earnout Trigger Event, the automatic conversion of the applicable Class C Non-Voting Common Shares shall be deemed to have occurred at the close of business on the date of the Class C Earnout Trigger Event or (b) relating to a Change of Control, the automatic conversion of the applicable Class C Non-Voting Common Shares shall be deemed to have occurred immediately prior to the consummation of such Change of Control (as applicable, the “Class C Automatic Conversion Time”). The Company shall not be obligated to issue certificates evidencing the Common Shares issuable upon any automatic conversion (to the extent the Common Shares are certificated) unless the certificates evidencing such Class C Non-Voting Common Shares being converted, if any, are either delivered to the Company at the registered office of the Company or to its transfer agent, or the holder notifies the Company or its transfer agent, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company (and its transfer agent, if applicable) from any loss incurred by it in connection therewith.

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33.3  Effect of Automatic Conversion.

On the occurrence of a Class C Automatic Conversion Event, all rights with respect to the Class C Non-Voting Common Shares so converted shall terminate, except for the right of the holder thereof to receive the number of Common Shares into which such Class C Non-Voting Common Shares have been converted under these Articles. Upon the occurrence of a Class C Automatic Conversion Event, any certificates representing the applicable Class C Non-Voting Common Shares shall cease to have or to represent any rights with respect to such Class C Non-Voting Common Shares and shall represent only the right of the holder to receive the Common Shares into which they were converted under these Articles. The Company or its agent shall, promptly upon request of any holder whose Class C Non-Voting Common Shares have been converted into Common Shares and upon surrender by such holder to the Company of the outstanding certificate(s) formerly representing such Class C Non-Voting Common Shares (if any) at the registered office of the Company or of its transfer agent, issue and deliver to such holder, a certificate or certificates or written acknowledgment for the number of Common Shares into which the Class C Non-Voting Common Shares were converted at the Class C Automatic Conversion Time (to the extent the Common Shares are certificated). Any conversion under this Part 33 shall be deemed to have been made upon the occurrence of the Class C Automatic Conversion Event and the Person or Persons who at the time of the Class C Automatic Conversion Event were the record holder or holders of the Class C Non-Voting Common Shares shall be treated for all purposes as the record holder or holders of the Common Shares into which they were converted as of such time.

Dated ___, 2023.

Full Name and Signature of Incorporators

Ryan Wilson

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(continued)

Page

8.1	Powers of Directors.	5
8.2	Terms of Debt Instruments.	5
8.3	Delegation by Directors.	5

Part 9 ALTERATIONS		5

9.1	Alteration of Authorized Share Structure.	5
9.2	Special Rights and Restrictions.	6
9.3	Change of Name.	6
9.4	Company Alterations	6

Part 10 MEETINGS OF SHAREHOLDERS		6

10.1	Annual General Meetings.	6
10.2	Resolution Instead of Annual General Meeting.	6
10.3	Calling of Shareholder Meetings.	6
10.4	Location of Shareholder Meetings.	6
10.5	Notice for Meetings of Shareholders.	6
10.6	Record Date for Notice.	6
10.7	Record Date for Voting.	7
10.8	Failure to Give Notice and Waiver of Notice.	7
10.9	Notice of Special Business at Meetings of Shareholders.	7

Part 11 PROCEEDINGS AT MEETINGS OF SHAREHOLDERS		7

11.1	Special Business.	7
11.2	Special Majority.	7
11.3	Quorum.	8
11.4	One Shareholder May Constitute Quorum.	8
11.5	Meetings by Telephone or Other Communications Medium.	8
11.6	Other Persons May Attend.	8
11.7	Requirement of Quorum.	8
11.8	Lack of Quorum.	8
11.9	Lack of Quorum at Succeeding Meeting.	8
11.10	Chair.	8
11.11	Selection of Alternate Chair.	8
11.12	Adjournments.	8
11.13	Notice of Adjourned Meeting.	9
11.14	Decisions by Show of Hands or Poll.	9
11.15	Declaration of Result.	9
11.16	Motion Need Not Be Seconded.	9
11.17	Casting Vote.	9
11.18	Manner of Taking a Poll.	9
11.19	Demand for a Poll on Adjournment.	9
11.20	Chair Must Resolve Dispute.	9
11.21	Casting of Votes.	9
11.22	Demand for Poll.	9
11.23	Demand for a Poll Not to Prevent Continuation of Meeting.	9
11.24	Retention of Ballots and Proxies.	9

Part 12 VOTES OF SHAREHOLDERS		9

12.1	Number of Votes by Shareholder or by Shares.	9
12.2	Votes of Persons in Representative Capacity.	10
12.3	Votes by Joint Shareholders.	10
12.4	Legal Personal Representatives as Joint Shareholders.	10
12.5	Representative of a Corporate Shareholder.	10
12.6	Proxy Provisions Do Not Apply to All Companies.	10

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12.7	Appointment of Proxy Holder.	10
12.8	Alternate Proxy Holders.	10
12.9	When Proxy Holder Need Not Be Shareholder.	10
12.10	Deposit of Proxy.	11
12.11	Validity of Proxy Vote.	11
12.12	Form of Proxy.	11
12.13	Revocation of Proxy.	11
12.14	Revocation of Proxy Must Be Signed.	11
12.15	Production of Evidence of Authority to Vote.	12

Part 13 DIRECTORS		12

13.1	Number of Directors.	12
13.2	Change in Number of Directors.	12
13.3	Directors’ Acts Valid Despite Vacancy.	12
13.4	Qualifications of Directors.	12
13.5	Remuneration of Directors.	12
13.6	Reimbursement of Expenses of Directors.	12
13.7	Special Remuneration for Directors.	12
13.8	Gratuity, Pension or Allowance on Retirement of Director.	13

Part 14 ELECTION AND REMOVAL OF DIRECTORS		13

14.1	Election at Annual General Meeting.	13
14.2	Consent to be a Director.	13
14.3	Failure to Elect or Appoint Directors.	13
14.4	Places of Retiring Directors Not Filled.	13
14.5	Directors May Fill Casual Vacancies.	13
14.6	Remaining Directors Power to Act.	13
14.7	Shareholders May Fill Vacancies.	13
14.8	Additional Directors.	14
14.9	Ceasing to be a Director.	14
14.10	Removal of Director by Shareholders.	14
14.11	Removal of Director by Directors.	14

Part 15 POWERS AND DUTIES OF DIRECTORS		14

15.1	Powers of Management.	14
15.2	Appointment of Attorney of Company.	14

Part 16 DISCLOSURE OF INTEREST OF DIRECTORS		14

16.1	Obligation to Account for Profits.	14
16.2	Restrictions on Voting by Reason of Interest.	14
16.3	Interested Director Counted in Quorum.	15
16.4	Disclosure of Conflict of Interest or Property.	15
16.5	Director Holding Other Office in the Company.	15
16.6	No Disqualification.	15
16.7	Professional Services by Director or Officer.	15
16.8	Director or Officer in Other Corporations.	15

Part 17 PROCEEDINGS OF DIRECTORS		15

17.1	Meetings of Directors.	15
17.2	Voting at Meetings.	15
17.3	Chair of Meetings.	15
17.4	Meetings by Telephone or Other Communications Medium.	16
17.5	Calling of Meetings.	16

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17.6	Notice of Meetings.	16
17.7	When Notice Not Required.	16
17.8	Meeting Valid Despite Failure to Give Notice.	16
17.9	Waiver of Notice of Meetings.	16
17.10	Quorum.	16
17.11	Validity of Acts Where Appointment Defective.	16
17.12	Consent Resolutions in Writing.	16

Part 18 EXECUTIVE AND OTHER COMMITTEES		16

18.1	Appointment and Powers of Executive Committee.	16
18.2	Appointment and Powers of Other Committees.	17
18.3	Obligations of Committee.	17
18.4	Powers of Board.	17
18.5	Committee Meetings.	17

Part 19 OFFICERS		17

19.1	Appointment of Officers.	17
19.2	Functions, Duties and Powers of Officers.	17
19.3	Qualifications.	18
19.4	Remuneration.	18

Part 20 INDEMNIFICATION		18

20.1	Definitions.	18
20.2	Mandatory Indemnification of Directors and Former Directors.	18
20.3	Indemnification of Other Persons.	18
20.4	Non-Compliance with Business Corporations Act.	18
20.5	Company May Purchase Insurance.	18

Part 21 DIVIDENDS		19

21.1	Payment of Dividends Subject to Special Rights.	19
21.2	Declaration of Dividends.	19
21.3	No Notice Required.	19
21.4	Record Date.	19
21.5	Manner of Paying Dividend.	19
21.6	Settlement of Difficulties.	19
21.7	When Dividend Payable.	19
21.8	Dividends to be Paid in Accordance with Number of Shares.	19
21.9	Receipt by Joint Shareholders.	19
21.10	Dividend Bears No Interest.	19
21.11	Fractional Dividends.	19
21.12	Payment of Dividends.	19
21.13	Capitalization of Surplus.	19

Part 22 DOCUMENTS, RECORDS AND REPORTS		20

22.1	Recording of Financial Affairs.	20
22.2	Inspection of Accounting Records.	20
22.3	Remuneration of Auditors.	20

Part 23 NOTICES		20

23.1	Method of Giving Notice.	20
23.2	Deemed Receipt.	20
23.3	Certificate of Sending.	21
23.4	Notice to Joint Shareholders.	21

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23.5	Notice to Trustees.	21

Part 24 SEAL		21

24.1	Who May Attest Seal.	21
24.2	Sealing Copies.	21
24.3	Mechanical Reproduction of Seal.	21

Part 25 PROHIBITIONS		22

25.1	Definitions.	22
25.2	Application.	22
25.3	Consent Required for Transfer of Shares or Designated Securities.	22

Part 26 ADVANCE NOTICE REQUIREMENTS FOR ELECTION OF DIRECTORS		22

26.1	Definitions	22
26.2	Nomination of Directors	22
26.3	Timely Notice	23
26.4	Manner of Timely Notice	23
26.5	Proper Form of Timely Notice	23
26.6	Notice to be Updated	24
26.7	Eligibility for Nomination as a Director	24
26.8	Delivery of Notice	24
26.9	Board’s Discretion	24

Part 27 FORUM FOR ADJUDICATION OF CERTAIN DISPUTES		24

27.1	Forum Selection.	24

Part 28 DEFINITIONS		25

28.1	Definitions.	25

Part 29 COMMON SHARES		27

29.1	Voting.	27
29.2	Dividends.	27
29.3	Liquidation Distribution.	27

Part 30 CLASS B NON-VOTING COMMON SHARES		27

30.1	Non-Voting.	27
30.2	Dividends.	27
30.3	Liquidation Distribution.	27
30.4	Redemption.	27
30.5	Limits on Transferability.	28
30.6	Conversion Provisions.	28

Part 31 AUTOMATIC CONVERSIONS OF CLASS B NON-VOTING COMMON SHARES		29

31.1	Automatic Conversion of Class B Non-Voting Common Shares.	29
31.2	Automatic Conversion.	29
31.3	Effect of Automatic Conversion.	30

Part 32 CLASS C NON-VOTING COMMON SHARES 30

32.1	Non-Voting.	30
32.2	Dividends.	30
32.3	Liquidation Distribution.	30

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32.4	Redemption.	30
32.5	Limits on Transferability.	31
32.6	Conversion Provisions.	31

Part 33 AUTOMATIC CONVERSIONS OF CLASS C NON-VOTING COMMON SHARES		32

33.1	Automatic Conversion of Class C Non-Voting Common Shares.	32
33.2	Automatic Conversion.	32
33.3	Effect of Automatic Conversion.	32

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